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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                                                                    811-3790

Pear Tree Funds
(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773
(Address of principal executive offices)

Willard L. Umphrey
Pear Tree Advisors, Inc.
55 Old Bedford Road, Lincoln, MA 01773
(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 676-5900

Date of fiscal year end:                                         March 31

Date of reporting period:                                         April 1, 2015 through September 30, 2015

ITEM 1. REPORTS TO SHAREOWNERS.

PEAR TREE FUNDS

Pear Tree Polaris Small Cap Fund

Pear Tree Quality Fund

Pear Tree PanAgora Dynamic Emerging Markets Fund

Pear Tree PanAgora Risk Parity Emerging Markets Fund

Pear Tree Polaris Foreign Value Fund

Pear Tree Polaris Foreign Value Small Cap Fund

SEMI-ANNUAL REPORT

September 30, 2015

TABLE OF CONTENTS
President’s Letter	1
Fund Expenses	2
Portfolio Manager Commentaries	4
Pear Tree Polaris Small Cap Fund	4
Pear Tree Quality Fund	6
Pear Tree PanAgora Dynamic Emerging Markets Fund	8
Pear Tree PanAgora Risk Parity Emerging Markets Fund	10
Pear Tree Polaris Foreign Value Fund	12
Pear Tree Polaris Foreign Value Small Cap Fund	14
Schedules of Investments	16
Pear Tree Polaris Small Cap Fund	16
Pear Tree Quality Fund	20
Pear Tree PanAgora Dynamic Emerging Markets Fund	25
Pear Tree PanAgora Risk Parity Emerging Markets Fund	33
Pear Tree Polaris Foreign Value Fund	51
Pear Tree Polaris Foreign Value Small Cap Fund	55
Statements of Assets and Liabilities	60
Statements of Operations	64
Statements of Changes in Net Assets	66
Financial Highlights	72
Notes to Financial Statements	84
Information for Shareholders	101
Management Contract and Advisory Contract Approval	102
Service Providers	inside back cover

This report must be preceded or accompanied by a current Pear Tree Funds prospectus for individuals who are not current shareholders of the Funds. If you are not a shareholder of a Pear Tree Fund, you should read the prospectus carefully before investing because it contains more complete information on the Pear Tree Funds’ investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, visit www.peartreefunds.com or call (800) 326-2151.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE
Neither Pear Tree Funds nor U.S. Boston Capital Corporation is a bank.

PEAR TREE FUNDS

Dear Fellow Shareholder,

We are pleased to provide you with the Pear Tree Funds’ Semi-Annual Report for the six-month period ended September 30, 2015 and to update you on recent market conditions and the performance of the Pear Tree Funds.

For current performance information, please visit our website at www.peartreefunds.com. We thank you for your continued confidence in the Pear Tree Funds. Please feel free to e-mail us at feedback@peartreefunds.com or call us at 800-326-2151 with any questions or for assistance on your account.

Sincerely,

Willard Umphrey

President and Chairman

Any statements in this report regarding market or economic trends or the factors influencing the historical or future performance of the Pear Tree Funds are the views of the Funds’ Investment Manager and Sub-Advisers as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management and the subadvisors to the Funds disclaim any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Pear Tree Fund. Any references to specific securities are not recommendations of such securities and may not be representative of any Pear Tree Fund’s current or future investments.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

PEAR TREE FUNDS

FUND EXPENSES

We believe it’s important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns. The following is important information about each Fund’s Expense Example, which appears below.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on $1,000 being invested at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015.

Actual Expenses

The first line for each Share Class for each Fund provides information about actual account returns and actual expenses. You may use the information in this line, together with the amount you invested for that Fund and Share Class, to estimate the expenses that you paid over the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000, then multiply the result by the number under the heading “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line for each Share Class for each Fund shows you hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information only to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

PEAR TREE FUNDS

Expense Example for the 6 months ended September 30, 2015

Pear Tree Fund	Share Class	Total Return Description	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Annualized Expense Ratio	Expenses Paid* 4/1/2015 – 9/30/2015
Small Cap	Ordinary	Actual	$1,000.00	$897.90	1.37%	$6.51
		Hypothetical	$1,000.00	$1,018.14	1.37%	$6.92
	Institutional	Actual	$1,000.00	$896.60	1.12%	$5.33
		Hypothetical	$1,000.00	$1,019.38	1.12%	$5.68
Quality	Ordinary	Actual	$1,000.00	$953.80	1.30%	$6.36
		Hypothetical	$1,000.00	$1,018.49	1.30%	$6.57
	Institutional	Actual	$1,000.00	$951.90	1.05%	$5.11
		Hypothetical	$1,000.00	$1,019.76	1.05%	$5.29
Emerging Markets	Ordinary	Actual	$1,000.00	$839.60	1.35%	$6.21
		Hypothetical	$1,000.00	$1,018.25	1.35%	$6.81
	Institutional	Actual	$1,000.00	$838.70	1.11%	$5.09
		Hypothetical	$1,000.00	$1,019.47	1.11%	$5.59
Risk Parity	Ordinary	Actual	$1,000.00	$841.50	1.48%	$6.83
Emerging Markets		Hypothetical	$1,000.00	$1,017.58	1.48%	$7.49
	Institutional	Actual	$1,000.00	$840.70	1.23%	$5.64
		Hypothetical	$1,000.00	$1,018.87	1.23%	$6.19
Foreign Value	Ordinary	Actual	$1,000.00	$899.40	1.52%	$7.23
		Hypothetical	$1,000.00	$1,017.38	1.52%	$7.68
	Institutional	Actual	$1,000.00	$898.20	1.27%	$6.04
		Hypothetical	$1,000.00	$1,018.64	1.27%	$6.42
Foreign Value	Ordinary	Actual	$1,000.00	$907.20	1.57%	$7.50
Small Cap		Hypothetical	$1,000.00	$1,017.13	1.57%	$7.94
	Institutional	Actual	$1,000.00	$905.60	1.32%	$6.27
		Hypothetical	$1,000.00	$1,018.42	1.32%	$6.65

*
“Expenses Paid” for each Fund share class relating to actual or hypothetical returns, is the amount equal to the product of (a) that Fund’s and Share Class’ average account value for the six-month period ended September 30, 2015, multiplied by (b) the corresponding “Annualized Expense Ratio” multiplied by (c) the fraction 183/366 (which reflects the six-month period covered by this report).

PEAR TREE POLARIS SMALL CAP FUND

(formerly Pear Tree Columbia Small Cap Fund)

INVESTMENT PROFILE

All Data as of September 30, 2015

Fund Information
Net Assets Under Management	$90.9 Million
Number of Companies	65
Price to Book Ratio	2.3
Price to Earnings Ratio	19.6
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.41%	1.19%
Total Expense Ratio (Net)*	1.41%	1.19%
Ticker Symbol	USBNX	QBNAX
* per prospectus dated August 1, 2015. See financial highlights for total expense ratios for the fiscal year ended March 31, 2015.

Investment Commentary

For the semi-annual period ended September 30, 2015, the Pear Tree Polaris Small Cap Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the Russell 2000 Index (the “Index”). The Fund achieved a return of (10.34%) at net asset value compared to (11.55%) for the Index.

Market Conditions and Investment Strategies

Although U.S. small-cap markets were in positive territory through the end of June, commodity price volatility dragged down stocks in the subsequent months. While disappointed with negative absolute performance, we are pleased with the Fund’s relative outperformance in a down market, largely attributable to gains amongst select financial and information technology holdings. IT staffing company, Kforce Inc., announced its eighth consecutive quarter of double digit year-over-year organic revenue growth. Kforce’s flexible/temporary staffing is in high demand in the current economy. Astoria Financial had double digit gains after activist investor Basswood Capital reported a 9.2% stake in the company. Basswood cited opportunities to boost shareholder value. BNC Bancorp posted better-than-expected second quarter results, after successfully integrating recent acquisitions. Luxoft Holding Inc., an IT service for banks, announced strong second quarter 2015 results with revenues up more than 30%, strong margins and increased full-year guidance. The company gained momentum on the back of strategic acquisitions, growth of the Luxoft Global Upgrade program and continued investment in engineering.

Detractors included Ambarella, which experienced a stock decline after an underwhelming earnings report that pointed to fewer product launches for its customer GoPro. However, we believe the ubiquitous presence of digitization and video worldwide is a megatrend upon which the company can capitalize. Florida-based residential property insurer United Insurance Holdings expanded into New England over the last few years. A brutal winter season in the region caused a rise in insurance claims, and the stock suffered. United Insurance is expected to recoup some losses with increased reinsurance business. Other underperformers included Trex Company, Swift Transportation and Verint Systems Inc.

Portfolio Changes

Since assuming sub-advisory responsibility of the Fund in January 2015, the new sub-adviser has carefully assessed portfolio holdings. In the semi-annual period, we slowed the pace of portfolio change as our valuation models indicated strength among remaining holdings. We have added to current positions in certain banks and industrials; no sales have been conducted.

A Look Ahead

Our outlook remains constructive over the medium term. From a corporate perspective, the reset of commodity prices at lower levels will make it difficult for higher cost materials and energy producers, but will usher in a wave of disruptive technologies and lower-priced, efficient competitors — many of which will be small-cap entrants. At the consumer level, lower gasoline prices may ultimately have a positive effect on purchasing power. There is clear evidence of this trend in the U.S. with record car sales and solid housing demand.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr. of Polaris Capital Management, LLC.

PEAR TREE POLARIS SMALL CAP FUND

Top 10 Holdings

Percentage of total net assets	32.5
EPR Properties	4.5
Alliance Data Systems Corporation	3.9
Ameris Bancorp	3.7
Kforce, Inc.	3.5
Ambarella, Inc.	3.5
IMAX Corporation	3.3
Natus Medical, Inc.	2.9
Asbury Automotive Group, Inc.	2.5
Integrated Device Technology, Inc.	2.4
Ferro Corporation	2.3

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Financials	39.0%
Consumer Discretionary	18.0%
Information Technology	16.9%
Industrials	12.0%
Health Care	4.0%
Materials	2.9%
Energy	1.8%
Utilities	1.6%
Telecommunication Services	1.5%
Consumer Staples	0.8%
CASH + other assets (net)	1.5%

Value of a $10,000 Investment

Pear Tree Polaris Small Cap (PTSC) Ordinary Shares vs.

Russell 2000 Index

Average Annual Total Returns

	3Q 2015	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(11.67)%	(10.34)%	(1.42)%	8.26%	3.21%	9.38%	08/03/92
Institutional Shares1	(11.62)%	(10.21)%	(1.15)%	8.54%	3.52%	8.81%	01/06/93
Russell 20002	(11.92)%	(11.55)%	1.25%	11.73%	6.55%	9.23%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. The beginning date of the Index is 08/3/92.

Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies. The Fund may invest in issuers in the real estate industry. Changes in real estate values or economic downturns can have a significant negative effect on these issuers. The Fund may invest in foreign issuers that trade on U.S. stock exchanges. These issuers may be subject to special risks including different corporate governance rules and bankruptcy laws.

PEAR TREE QUALITY FUND

INVESTMENT PROFILE

All Data as of September 30, 2015

Fund Information
Net Assets Under Management	$116.7 Million
Number of Companies	85
Price to Book Ratio	4.0
Price to Earnings Ratio	17.1
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.54%	1.29%
Total Expense Ratio (Net)*	1.29%	1.04%
Ticker Symbol	USBOX	QGIAX
* per prospectus dated August 1, 2015. See financial highlights for total expense ratios for the six months ended September 30, 2015.

Investment Commentary

For the semi-annual period ended September 30, 2015, the Pear Tree Quality Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, S&P 500 (the “Index”). The Fund achieved a return of (4.81%) at net asset value compared to (6.18%) for the Index.

Market Conditions and Investment Strategies

The Fund’s investment manager currently chooses securities for the Fund by periodically selecting a mutual fund (the “Target Portfolio”) and monitoring the Target Portfolio’s holdings. The Fund’s investment adviser, at the direction of the investment manager, rebalances the Fund’s portfolio to correspond to the Target Portfolio’s most recent holdings as publicly reported. From April 1, 2015 to September 30, 2015, the Fund’s Ordinary Shares, when compared to the Target Portfolio, had a tracking error of 0.27.

During the semi-annual period, the Energy sector was the largest positive contributor to the Fund’s performance, due to an underweight position. The Fund’s large overweight positions in the Consumer Staples and Information Technology sectors also contributed to performance.

The greatest detractors from performance came from sector selection in the Consumer Discretionary, Financials and Utilities sectors. Stock selection in the Industrials and Materials sectors also detracted from performance.

Portfolio Changes

We expect the Fund to have a relatively low turnover rate given the historical stability and relatively low turnover rate of the current Target Portfolio.

For the semi-annual period ended September 30, 2015, the Fund rebalanced the holdings twice to replicate the publicly disclosed holdings of the current target portfolio. The two rebalances resulted in the sale of thirteen positions. Also as a result of the rebalances, the Fund opened new positions in ten companies; three Consumer Discretionary companies, three Health Care companies, two Technology companies, one Consumer Staples company and one Materials company.

A Look Ahead

For the foreseeable future, the Fund’s investment manager expects the Target Portfolio to remain the same. For more information on the selection of the Target Portfolio(s), please see the Fund’s Prospectus.

Fund trading execution is overseen by Robert von Pentz, CFA of Columbia Partners, L.L.C. Investment Management.

PEAR TREE QUALITY FUND

Top 10 Holdings

Percentage of total net assets	40.0%
Johnson & Johnson	4.9%
Procter & Gamble Company (The)	4.4%
Microsoft Corporation	4.3%
Oracle Corporation	4.2%
Coca-Cola Company (The)	4.0%
Alphabet Inc.	4.0%
AstraZeneca plc	3.8%
Apple, Inc.	3.6%
Express Scripts Holding Company	3.4%
Cisco Systems, Inc.	3.4%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Information Technology	32.4%
Consumer Staples	26.8%
Health Care	23.6%
Industrials	7.8%
Consumer Discretionary	5.8%
Telecommunication Services	1.9%
Materials	1.1%
Energy	0.4%
Financials	0.0%
Utilities	0.0%
CASH + other assets (net)	0.2%

Value of a $10,000 Investment

Pear Tree Quality (PTQ) Ordinary Shares vs.

S&P 500 Index

Average Annual Total Returns

	3Q 2015	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(4.15)%	(4.81)%	(0.10)%	12.91%	3.89%	8.82%	05/06/85
Institutional Shares1	(4.05)%	(4.62)%	0.17%	13.31%	4.14%	7.50%	03/25/91
S & P 5002	(6.44)%	(6.18)%	(0.61)%	13.34%	6.80%	10.49%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The S&P 500 Index is an unmanaged index of stocks chosen for their size and industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. The beginning date for the Index is 05/29/85. S&P 500 Index is a registered mark of Standard & Poor’s.

Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, may not be able to attain the high growth rates of successful smaller companies, and may be unable to respond as quickly to competitive challenges.

Investing in foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. S&P 500 Index is the registered mark of Standard & Poor’s.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

INVESTMENT PROFILE

All Data as of September 30, 2015

Fund Information
Net Assets Under Management	$112.8 Million
Number of Companies	177
Price to Book Ratio	1.2
Price to Earnings Ratio	9.2
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.88%	1.62%
Total Expense Ratio (Net)*	1.88%	1.62%
Ticker Symbol	QFFOX	QEMAX
* per prospectus dated August 1, 2015. See financial highlights for total expense ratios for the six months ended September 30, 2015.

Investment Commentary

For the semi-annual period ended September 30, 2015, the Pear Tree PanAgora Dynamic Emerging Markets Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the MSCI Emerging Markets Index (the “Index”). The Fund achieved a return of (16.13%) at net asset value compared to (17.11%) for the Index.

Market Conditions and Investment Strategies

On a country basis, the largest contributors were China 0.57% and United States 0.36%. Among holdings in China, the largest contributor was an overweight position in Gome Electrical Appliances, while among the holdings in the United States; the largest contributor was holding Pear Tree PanAgora Risk Parity Emerging Markets Fund. The largest detractors for the period were Poland (0.25%) and Russia (0.20%). Among holdings in Poland, the largest detractor was an overweight in KGHM Polska Miedz SA, while among the holdings in Russia, the largest detractor was not holding Sberbank PAO.

On a sector basis, the largest contributors were Information Technology 0.41% and Materials 0.35%. Among the holdings in Information Technology, the largest contributor was not holding Hanergy Thin Film Power Group, while among the holdings in Materials; the largest contributor was an overweight position of Hyosung Corporation. The largest detractors for the period were Industrials (0.22%) and Health Care (0.06%). Among the holdings in Industrials, the largest detractor was an overweight position of Turk Hava Yollari AO, while among the holdings in Health Care; the largest detractor was not holding Dr. Reddy’s Laboratories.

For the semi-annual period ended September 2015, our proprietary Dynamic Alpha model performed well — best-ranked alpha stocks outperformed the worst-ranked alpha stocks. Our proprietary Quality composite performed well — stocks with strong business and management quality metrics outperformed their lower quality peers. Our proprietary Valuation composite performed well — stocks with attractive valuations outperformed their more expensive peers. Our proprietary Momentum composite did not perform well — stocks with positive market sentiment underperformed stocks with poor price and earnings momentum.

Portfolio Changes

There were no significant portfolio changes during the semi-annual period ending September 30, 2015.

A Look Ahead

As a quantitative investment firm, we tend not to provide strategy-specific forward looking commentary. We believe that our systematic investment approach ensures that we deliver a portfolio of our highest conviction of ideas to all of our clients.

The Fund’s portfolio is managed by Dmitri Kantsyrev Ph.D., CFA and Jane Zhou, Ph.D of PanAgora Asset Management, Inc.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

Top 10 Holdings

Percentage of total net assets	46.8%
Pear Tree PanAgora Risk Parity Emerging Markets	31.0%
Samsung Electronics Company, Ltd.	3.8%
China Mobile Limited	2.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.0%
Tencent Holdings Limited	1.9%
China Construction Bank Corporation	1.6%
Bank of China Ltd., H	1.3%
Naspers Limited N Shs	1.1%
KT&G Corporation	1.0%
FirstRand Limited	0.9%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Mutual Funds	31.0%
Financials	18.3%
Information Technology	14.3%
Consumer Discretionary	5.6%
Telecommunication Services	5.5%
Materials	5.3%
Industrials	5.1%
Consumer Staples	5.0%
Energy	4.7%
Utilities	3.0%
Health Care	1.3%
CASH + other assets (net)	0.9%

Top 10 Country Allocations

Percentage of total net assets	59.8%
Taiwan	11.0%
China	10.9%
South Korea	9.8%
Hong Kong	7.2%
South Africa	5.4%
India	5.2%
Brazil	3.9%
Russia	2.7%
Mexico	2.0%
Malaysia	1.7%

Value of a $10,000 Investment

Pear Tree PanAgora Dynamic Emerging Markets (PTEM) Ordinary Shares vs. MSCI EM Index

Average Annual Total Returns

	3Q 2015	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(16.63)%	(16.13)%	(18.62)%	(2.83)%	3.03%	4.60%	09/30/94
Institutional Shares1	(16.56)%	(16.04)%	(18.41)%	(2.58)%	3.30%	6.08%	04/02/96
MSCI EM2	(17.78)%	(17.11)%	(18.98)%	(3.25)%	4.60%	4.11%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 09/30/94.

3 “Top 10 Holdings”, “Sector Allocation”, and “Top 10 Country Allocation” reflect the direct and indirect (through the Fund’s investment in Pear Tree PanAgora Risk Parity Emerging Markets Fund) securities holdings.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

INVESTMENT PROFILE

All Data as of September 30, 2015

Fund Information
Net Assets Under Management	$36.7 Million
Number of Companies	585
Price to Book Ratio	1.6
Price to Earnings Ratio	14.5
	Ordinary	Institutional
Total Expense Ratio (Gross)	1.60%	1.34%
Total Expense Ratio (Net)	1.60%	1.34%
Ticker Symbol	RPEMX	EMPRX
* per prospectus dated August 1, 2015. See financial highlights for total expense ratios for the six months ended September 30, 2015.

Investment Commentary

For the semi-annual period ended September 30, 2015, the Pear Tree PanAgora Risk Parity Emerging Markets Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the MSCI Emerging Markets Index (the “Index”). The Fund achieved a return of (15.93%) at net asset value compared to (17.11%) for the Index.

Market Conditions and Investment Strategies

On a country basis, the largest contributors were China 0.52% and Qatar 0.49%. Among holdings in China, the largest contributor was an underweight to Hanergy Thin Film Power Group, while among holdings in Qatar, the largest contributor was an overweight in Qatar Electricity & Water Co. The largest detractors were Indonesia (1.08%) and India (0.22%). Among holdings in Indonesia, the largest detractor was an overweight to Perusahaan Gas Negara Perser, while among holdings in India, the largest detractor was an underweighted holding in Infosys Ltd.

On a sector basis, the largest contributors were Financials 1.20% and Information Technology 0.47%. Among holdings in Financials, the largest contributor was holding Banco Bradesco SA-Pref, while among holdings in Information Technology, the largest contributor was holding. Samsung Electric-GDR. The largest detractors for the period were Telecom Services (0.18%) and Industrials (0.03%). Among holdings in Telecom Services, the largest detractor was holding China Mobile Ltd., while among holdings in Industrials, the largest detractor was holding Jasa Marga (Persero) TBK PT.

Portfolio Changes

There were no significant portfolio changes during the semi-annual period ended September 30, 2015.

A Look Ahead

As a quantitative investment firm, we tend not to provide strategy-specific forward looking commentary. We believe that our systematic investment approach ensures that we deliver a portfolio of our highest conviction of ideas to all of our clients.

The Fund’s portfolio is managed by Edward Qian, Ph.D., CFA and Mark Barnes of PanAgora Asset Management, Inc.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

Top 10 Holdings

Percentage of total net assets	15.9%
iPath MSCI India Index ETN	5.3%
Vanguard FTSE Emerging Markets ETF	4.8%
Qatar Electricity & Water Company Q.S.C.	1.1%
Industries Qatar Q.S.C.	1.0%
Universal Robina Corporation	0.7%
Jollibee Foods Corporation	0.7%
Ooredoo Q.S.C.	0.6%
Globe Telecom, Inc.	0.6%
DP World Ltd.	0.6%
Aboitiz Power Corporation	0.5%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Financials	18.8%
Consumer Staples	10.9%
Industrials	10.8%
Telecommunication Services	10.0%
Consumer Discretionary	9.4%
Materials	8.7%
Utilities	8.1%
Energy	6.4%
Health Care	3.6%
Information Technology	2.5%
Exchange Traded Funds	5.0%
Exchange Traded Notes	5.3%
Cash and Other Assets (Net)	0.5%

Top 10 Country Allocations

Percentage of total net assets	59.5%
Taiwan	6.9%
Malaysia	6.7%
Qatar	6.7%
Indonesia	6.6%
Philippines	6.4%
Mexico	5.7%
Thailand	5.5%
South Korea	5.3%
Chile	4.9%
South Africa	4.8%

Value of a $10,000 Investment

Pear Tree PanAgora Risk Parity Emerging Markets (PTRP) Ordinary Shares vs. MSCI EM Index

Average Annual Total Returns

	3Q 2015	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(15.41)%	(15.93)%	(22.24)%			(7.84)%	6/27/2013
Institutional Shares1	(15.42)%	(15.85)%	(22.05)%			(7.51)%	6/27/2013
MSCI EM2	(17.78)%	(17.11)%	(18.98)%			(3.69)%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 06/27/2013.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE POLARIS FOREIGN VALUE FUND

INVESTMENT PROFILE

All Data as of September 30, 2015

Fund Information
Net Assets Under Management	$1,564.1 Million
Number of Companies	55
Price to Book Ratio	1.7
Price to Earnings Ratio	15.6
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.52%	1.27%
Total Expense Ratio (Net)*	1.52%	1.27%
Ticker Symbol	QFVOX	QFVIX
* per prospectus dated August 1, 2015. See financial highlights for total expense ratios for the six months ended September 30, 2015.

Investment Commentary

For the semi-annual period ended September 30, 2015, the Pear Tree Polaris Foreign Value Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI EAFE Index (the “Index”). The Fund achieved a return of (10.18%) at net asset value compared to (9.43%) for the Index.

Market Conditions and Investment Strategies

Although international markets were in positive territory through the end of June, commodity price volatility dragged down stocks in the subsequent months. Materials and energy companies bore the brunt of this commodity price decline. Defensive sectors fared well, with notable consumer discretionary, telecom and utilities returns. U.K. homebuilders experienced consistent sales progress in a more favorable regulatory environment. Freenet AG was a standout in the telecom industry, publishing strong revenues backed by demand for mobile digital lifestyle services. Hong Kong water utility Guangdong Investment Ltd. announced plans to acquire water treatment facilities. Investors were excited about the prospects for the water treatment plant in water-constrained China.

These gains could not offset losses elsewhere in the portfolio, including energy stocks WorleyParsons and Tullow Oil. Chinese lottery company REXlot Holdings detracted, as the trading suspension continued and the price was valued downward. Materials company Methanex saw methanol prices drop more than 30% due to lower commodity prices and competitive pressures from China. U.K.-based bank, Standard Chartered, was impacted by rising impairment levels in India, significant exposure to European commodity traders and lesser emerging-market lending. The company halved dividends to ensure sufficient capital on hand.

Portfolio Changes

During the semi-annual period, Irish building materials supplier CRH PLC was sold when the company exhibited a less favorable risk/return profile than new portfolio investments. Japanese dairy, confectionery and pharmaceutical company Meiji Holdings was sold, when optimistic market sentiment drove the stock price to the upper valuation target. Transgene, the French biopharmaceutical company, was sold when it did not meet expected operational expectations. The Fund purchased Australia’s WorleyParsons, a business involved in the engineering and design of oil and mining exploration and production. Kia Motors, a South Korean motor vehicle manufacturer, was also added.

A Look Ahead

Our outlook remains constructive over the medium term. The reset of commodity prices will make it difficult for higher cost materials and energy producers, but will usher in a wave of disruptive technologies and lower-priced, efficient competitors. Lower gasoline and other commodity prices may ultimately have a positive effect on consumer purchasing power. There is clear evidence of this consumer trend in the U.S., Japan, India and other countries. However, headwinds exist within China and many European countries. To that end, our research team has identified a wealth of foreign companies that can potentially weather stock market volatility and thrive in a recovery.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC.

PEAR TREE POLARIS FOREIGN VALUE FUND

Top 10 Holdings

Percentage of total net assets	28.0%
Taylor Wimpey plc	3.4%
Barratt Developments plc	3.2%
Infosys Technologies Ltd.	2.9%
Bellway plc	2.9%
Persimmon plc	2.8%
Deutsche Telekom AG	2.8%
Freenet AG	2.6%
Kia Motors Corporation	2.6%
Hannover Ruck SE	2.4%
Teva Pharmaceuticals SP	2.4%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Consumer Discretionary	23.7%
Materials	20.5%
Financials	13.1%
Industrials	7.7%
Telecommunication Services	7.7%
Information Technology	7.0%
Energy	5.6%
Consumer Staples	4.6%
Health Care	4.6%
Utilities	2.3%
CASH + other assets (net)	3.2%

Top 10 Country Allocations

Percentage of total net assets	80.5%
Germany	20.4%
United Kingdom	19.5%
Sweden	7.6%
France	7.2%
Japan	6.2%
South Korea	4.4%
Finland	4.3%
Norway	4.3%
Australia	3.7%
India	2.9%

Value of a $10,000 Investment

Pear Tree Polaris Foreign Value (PTFV) Ordinary Shares vs. MSCI EAFE Index

Average Annual Total Returns

	3Q 2015	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(11.13)%	(10.18)%	(6.88)%	6.28%	4.10%	6.05%	05/15/98
Institutional Shares1	(11.06)%	(10.06)%	(6.63)%	6.56%	4.34%	7.59%	12/18/98
MSCI EAFE2	(10.19)%	(9.43)%	(8.27)%	4.45%	3.44%	3.96%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Europe, Australia, and Far East (“MSCI EAFE”) Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 05/29/98.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

INVESTMENT PROFILE

All Data as of September 30, 2015

Fund Information
Net Assets Under Management	$563.6 Million
Number of Companies	77
Price to Book Ratio	1.7
Price to Earnings Ratio	13.3
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.57%	1.32%
Total Expense Ratio (Net)*	1.57%	1.32%
Ticker Symbol	QUSOX	QUSIX
* per prospectus dated August 1, 2015. See financial highlights for total expense ratios for the fiscal year ended March 31, 2015.

Investment Commentary

For the semi-annual period ended September 30, 2015, the Pear Tree Polaris Foreign Value Small Cap Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI ACWI ex USA Small Cap Index (the “Index”). The Fund achieved a return of (9.44%) at net asset value compared to (6.02%) for the Index.

Market Conditions and Investment Strategies

Although international small-cap markets were in positive territory through the end of June, commodity price volatility dragged down stocks in the subsequent months. Commodity price declines understandably hindered the global energy market. WorleyParsons, an Australian engineering and design company, saw slowing demand as its customers are primarily in oil and gas exploration and production business. Italian ground engineering company, Trevi Finanziaria, declined after a customer postponed delivery of oil rigs. Chinese lottery company REXlot Holdings detracted, as the stock trading suspension continued and the price was valued down.

However, there were many notable individual stock performers. Alternative Networks boosted telecom sector returns, as the company announced good earnings, healthy cash flows, market share gains and the successful integration of two recent acquisitions. Germany’s Freenet AG recorded subscriber growth coupled with stable revenue per subscriber. In consumer discretionary, Japanese car dealer VT Holdings Co. had strong returns after announcing a 3% increase in fiscal year-end sales and outperformance in a down market. Danish shipping and logistics company DFDS AS announced impressive quarterly earnings. All areas of shipping activity improved, including the U.K. passenger and English Channel business units. In IT, NIIT Technologies had double-digit gains, citing robust international sales and penetration in the banking and financial services industry.

Portfolio Changes

During the semi-annual period, the following purchases were conducted: Lancashire Holdings, a specialty insurance company out of the U.K.; IBJ Leasing Co., a Japanese general leasing group; Redes Energeticas Nacionais, a Portuguese utility company; Australia-based paper goods supplier Asaleo Care Ltd.; a small U.K. homebuilder; residential developer, Taiwan’s Chong Hong Construction; an oil and gas engineering company; and Egypt Kuwait Holding Company, a fertilizer and chemicals manufacturer as well as gas distributor. The Fund did not complete any sales.

A Look Ahead

Our outlook remains constructive over the medium term. The reset of commodity prices will make it difficult for higher cost materials and energy producers, but will usher in a wave of disruptive technologies and lower-priced, efficient competitors. Lower gasoline and other commodity prices may ultimately have a positive effect on consumer purchasing power. There is clear evidence of this consumer trend in the U.S., Japan, India and other countries. However, headwinds exist within China, many European countries and emerging economies in South America. To that end, our research team has identified a wealth of foreign small-cap companies that can potentially weather stock market volatility and thrive in a recovery.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

Top 10 Holdings

Percentage of total net assets	20.5%
Dräegerwerk AG	2.2%
Wetherspoon (J.D.) plc	2.2%
Lancashire Holdings Limited	2.2%
Thai Union Group PCL	2.1%
Alternative Networks plc	2.1%
DFDS A.S.	2.1%
UDG Healthcare plc	2.0%
Freenet AG	1.9%
Sixt SE	1.9%
Ratchaburi Electricity Generating Holding PCL	1.8%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Consumer Discretionary	25.7%
Financials	13.9%
Industrials	13.0%
Consumer Staples	10.3%
Information Technology	7.8%
Utilities	6.4%
Telecommunication Services	6.1%
Health Care	5.9%
Materials	5.1%
Energy	1.7%
CASH + other assets (net)	4.1%

Top 10 Country Allocations

Percentage of total net assets	70.9%
United Kingdom	16.1%
Japan	14.3%
Germany	6.5%
Hong Kong	6.3%
India	5.9%
Ireland	5.7%
Thailand	5.0%
Norway	4.2%
Taiwan	3.5%
Australia	3.4%

Value of a $10,000 Investment

Pear Tree Polaris Foreign Value Small Cap (PTFVSC) Ordinary Shares vs. MSCI ACWI ex USA Small Cap Index

Average Annual Total Returns

	3Q 2015	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(13.08)%	(9.44)%	(4.95)%	6.44%	—	5.71%	5/1/2008
Institutional Shares1	(12.99)%	(9.28)%	(4.65)%	6.72%	—	5.96%	5/1/2008
MSCI World ex USA Small Cap2	(9.95)%	(6.02)%	(6.09)%	4.21%	—	2.45%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States). With 2,372 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. You cannot invest directly in an index. The beginning date of the Index is May 01, 2008.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE POLARIS SMALL CAP FUND

SCHEDULE OF INVESTMENTS
September 30, 2015 (Unaudited)

Common Stock—98.5%
	Shares	Value
AIRLINES—1.6%
Spirit Airlines, Inc. (a)	13,226	$ 625,590
Virgin America Inc. (a)(b)	24,696	845,344
		1,470,934
AUTO COMPONENTS—1.5%
Motorcar Parts of America, Inc. (a)	43,206	1,354,076
BUILDING PRODUCTS—1.5%
NCI Building Systems, Inc. (a)	38,474	406,670
Trex Company, Inc. (a)	28,700	956,571
		1,363,241
CAPITAL MARKETS—1.8%
Greenhill & Co., Inc.	31,132	886,328
Hercules Technology Growth Capital, Inc.	69,483	702,473
		1,588,801
CHEMICALS—2.3%
Ferro Corporation (a)	188,035	2,058,983
COMMERCIAL BANKS—23.1%
Ameris Bancorp (c)	117,700	3,383,875
Astoria Financial Corporation	120,100	1,933,610
BNC Bancorp	86,200	1,916,226
Brookline Bancorp, Inc.	156,000	1,581,840
Bryn Mawr Bank Corporation	54,146	1,682,316
Central Pacific Financial Corporation	83,883	1,759,027
CoBiz Financial, Inc.	103,909	1,351,856
Dime Community Bancshares, Inc.	96,900	1,637,610
F.N.B. Corporation	117,880	1,526,546
International Bancshares Corporation	60,700	1,519,321
Pinnacle Financial Partners, Inc. (a)	28,369	1,401,713
Southwest Bancorp, Inc.	88,700	1,455,567
		21,149,507
COMMERCIAL SERVICES & SUPPLIES—0.8%
Acacia Research Corporation	49,227	446,981
ARC Document Solutions, Inc. (a)	51,309	305,289
		752,270
COMMUNICATIONS EQUIPMENT—0.3%
Applied Optoelectronics, Inc.	8,015	150,522
Ubiquiti Networks, Inc. (b)	2,775	94,045
		244,567
CONSTRUCTION & ENGINEERING—1.2%
Tutor Perini Corporation (a)	67,371	$ 1,108,927
CONSTRUCTION MATERIALS—0.6%
U.S. Concrete, Inc. (a)	10,960	523,778
DIVERSIFIED TELECOMMUNICATIONS—1.5%
Fairpoint Communications, Inc. (a)	88,200	1,359,162
ELECTRIC UTILITIES—1.6%
ALLETE, Inc.	29,600	1,494,504
FOOD PRODUCTS—0.8%
Amira Nature Foods Ltd (a)(b)	129,217	713,278
HEALTH CARE EQUIPMENT & SUPPLIES—2.9%
Natus Medical, Inc. (a)	66,220	2,612,379
HOTELS, RESTAURANTS & LEISURE—1.7%
Papa Johns International, Inc.	22,128	1,515,325
INSURANCE—1.2%
United Insurance Holdings Corporation	81,741	1,074,894
IT SERVICES—7.4%
Alliance Data Systems Corporation (a)	13,791	3,571,593
Cardtronics, Inc. (a)	46,183	1,510,184
Luxoft Holding, Inc. (a)	26,281	1,663,325
		6,745,102
LIFE SCIENCES TOOLS & SERVICES—0.9%
Cambrex Corporation (a)	21,397	849,033
MACHINERY—0.7%
Greenbrier Companies, Inc. (The) (b)	21,068	676,493
MEDIA—10.1%
Cinemark Holdings, Inc.	43,191	1,403,276
Entravision Communications Corporation, Class A	222,064	1,474,505
IMAX Corporation (a)(b)	88,331	2,984,704
National CineMedia, Inc.	98,995	1,328,513
Regal Entertainment Group (b)	106,911	1,998,167
		9,189,165
OIL & GAS—0.4%
Carrizo Oil & Gas, Inc. (a)	12,741	389,110
OIL, GAS & CONSUMABLE FUELS—1.4%
Diamondback Energy, Inc. (a)	16,670	1,076,882
SemGroup Corporation	4,302	186,018
		1,262,900
PHARMACEUTICALS—0.2%
Pernix Therapeutics Holdings, Inc. (a)(b)	56,983	$180,066
PROFESSIONAL SERVICES—3.9%
Kforce, Inc.	119,694	3,145,558
WageWorks, Inc. (a)	7,985	359,964
		3,505,522
REAL ESTATE TRUSTS (REITS)—12.9%
Brandywine Realty Trust	27,912	343,876
DuPont Fabros Technology, Inc.	49,205	1,273,425
Education Realty Trust, Inc.	58,957	1,942,633
EPR Properties	79,410	4,095,174
Hersha Hospitality Trust	63,083	1,429,461
Physicians Realty Trust	115,622	1,744,736
Select Income Reit	45,722	869,175
		11,698,480
ROAD & RAIL—0.9%
Swift Transportation Company (a)	54,714	821,804
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT—7.8%
Ambarella, Inc. (a)	54,324	3,139,384
Canadian Solar, Inc. (a)(b)	30,403	505,298
Integrated Device Technology, Inc. (a)	107,839	2,189,132
Microsemi Corporation (a)	34,728	1,139,773
		6,973,587
SOFTWARE—1.4%
Verint Systems, Inc. (a)	30,324	1,308,481
SPECIALTY RETAIL—3.3%
Asbury Automotive Group, Inc. (a)	27,946	2,267,818
Restoration Hardware Holdings, Inc. (a)	7,958	742,561
		3,010,379
TEXTILES & APPAREL & LUXURY GOODS—1.4%
Deckers Outdoor Corporation (a)	21,663	1,257,754
TRADING COMPANIES & DISTRIBUTORS—1.4%
Air Lease Corporation	42,296	1,307,792
TOTAL COMMON STOCK (Cost $77,992,723)		89,560,294
Short Term Investments—1.4%	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement 0.0%, 10/01/15, (Dated 09/30/15), Collateralized by $1,220,000 par U.S. Treasury Note-3.125% due 05/15/2021, Market Value $1,336,472, Repurchase Proceeds $1,308,283 (Cost $1,308,283)	$1,308,283	1,308,283
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—99.9%
(Cost $79,301,006)		90,868,577
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—5.6%
Money Market—5.6%
Western Asset Institutional Cash Reserves—Inst. (Cost $5,142,860)		5,142,860
TOTAL INVESTMENTS—105.5% (Cost $84,443,866)		96,011,437
OTHER ASSETS & LIABILITIES (NET)—(5.5)%		(5,131,346)
NET ASSETS—100%		$90,880,091

(a)	Non-income producing security
(b)	All or a portion of this security was out on loan.
(c)	A portion of this security is restricted.

The percentage of each investment category is calculated as a percentage of net assets.

PEAR TREE QUALITY FUND

SCHEDULE OF INVESTMENTS
September 30, 2015 (Unaudited)

Common Stock—99.8%
	Shares	Value
AEROSPACE & DEFENSE—0.9%
Precision Castparts Corp.	3,592	$ 825,118
United Technologies Corporation	3,151	280,408
		1,105,526
BEVERAGES—4.0%
Coca-Cola Company (The)	116,468	4,672,696
BIOTECHNOLOGY—0.5%
Biogen Idec Inc. (a)	2,099	612,509
CHEMICALS—1.1%
Monsanto Company	12,097	1,032,358
Syngenta AG (c)	3,754	239,430
		1,271,788
COMMUNICATIONS EQUIPMENT—2.5%
QUALCOMM Incorporated	54,028	2,902,924
COMPUTERS & PERIPHERALS—6.4%
Apple, Inc.	38,270	4,221,181
EMC Corporation	44,930	1,085,509
International Business Machines	10,455	1,515,661
Teradata Corporation (a)	22,501	651,629
		7,473,980
DISTRIBUTORS—0.3%
Genuine Parts Company	4,043	335,124
ELECTRICAL EQUIPMENT—1.6%
Emerson Electric Co.	20,592	909,549
Honeywell International Inc.	6,162	583,480
Rockwell Automation, Inc.	3,715	376,961
		1,869,990
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.3%
Amphenol Corporation	6,037	307,646
FOOD PRODUCTS—4.9%
Nestle, S.A. (c)	37,483	2,820,221
Unilever N.V. (c)	34,987	1,406,477
Unilever plc (c)	36,384	1,483,740
		5,710,438
FOOD STAPLES & DRUG RETAILING—4.1%
Costco Wholesale Corporation	7,378	1,066,637
CVS Caremark Corporation	7,293	703,629
PepsiCo, Inc.	11,498	1,084,262
Wal-Mart Stores, Inc.	30,047	1,948,247
		4,802,775
HEALTH CARE EQUIPMENT & SUPPLIES—5.0%
Becton, Dickinson and Company	5,863	777,786
C. R. Bard, Inc.	466	86,820
Intuitive Surgical, Inc. (a)	737	338,710
Medtronic plc	40,059	2,681,549
St. Jude Medical, Inc.	7,562	477,087
Stryker Corporation	10,755	1,012,046
Zimmer Holdings, Inc.	4,480	420,806
		5,794,804
HEALTH CARE PROVIDERS & SERVICES—6.9%
Anthem, Inc.	1,136	159,040
Express Scripts Holding Company (a)	48,654	3,939,028
Henry Schein, Inc. (a)	365	48,443
Humana Inc.	5,003	895,537
UnitedHealth Group, Inc.	26,219	3,041,666
		8,083,714
HOTELS, RESTAURANTS & LEISURE—1.6%
Compass Group PLC (a)(c)	53,682	863,744
McDonald’s Corporation	10,521	1,036,634
		1,900,378
HOUSEHOLD PRODUCTS—7.8%
Church & Dwight Co., Inc.	3,892	326,539
Colgate-Palmolive Company	26,574	1,686,386
Procter & Gamble Company (The)	71,723	5,159,753
Reckitt Benckiser Group plc	21,019	1,904,216
		9,076,894
INDUSTRIAL CONGLOMERATES—2.4%
3M Company	19,897	2,820,798
INTERNET & CATALOG RETAIL—0.0%
TripAdvisor, Inc. (a)	162	10,209
IT CONSULTING & SERVICES—2.8%
Accenture plc	18,682	1,835,693
Cognizant Technology Solutions Corporation (a)	17,226	1,078,520
Paychex, Inc.	7,813	372,133
		3,286,346
MACHINERY—2.6%
Danaher Corporation	19,622	1,671,991
Dover Corporation	3,524	201,502
Illinois Tool Works, Inc.	13,417	1,104,353
		2,977,846
OIL & GAS—0.4%
Chevron Corporation	6,226	491,107
PERSONAL PRODUCTS—0.2%
Estee Lauder Companies, Inc. (The)	3,046	245,751
PHARMACEUTICALS & BIOTECHNOLOGY—11.2%
Abbott Laboratories	39,945	1,606,588
AstraZeneca plc (c)	139,725	4,446,049
Eli Lilly and Company	3,697	309,402
Johnson & Johnson	60,714	5,667,652
Novartis AG (c)	6,712	616,967
Pfizer Inc.	13,698	430,254
		13,076,912
RETAILING—0.4%
TJX Companies, Inc. (The)	6,051	432,162
SEMICONDUCTOR EQUIPMENTS & PRODUCTS—0.7%
Analog Devices, Inc.	8,925	503,459
Linear Technology Corporation	1,685	67,990
Xilinx, Inc.	6,946	294,510
		865,959
SOFTWARE & SERVICES—19.7%
Cisco Systems, Inc.	149,369	3,920,936
Citrix Systems, Inc. (a)	5,581	386,652
eBay, Inc. (a)	20,637	504,368
Alphabet Inc. (a)	7,216	4,606,478
Alphabet Inc. C (a)	2,380	1,448,040
Intuit Inc.	6,685	593,294
MasterCard Incorporated	7,702	694,104
Microsoft Corporation	112,080	4,960,661
Oracle Corporation	135,057	4,878,259
PayPal Holdings, Inc.	20,986	651,405
SAP AG (b)(c)	5,242	339,629
		22,983,826
SPECIALTY RETAIL—0.4%
Bed Bath & Beyond Inc. (a)	6,687	$381,293
Ross Stores, Inc.	746	36,159
		417,452
TEXTILES & APPAREL—3.1%
Burberry Group plc (a)(c)	4,091	84,438
LVMH Moët Hennessy-Louis Vuitton S.A. (a)(c)	22,854	777,265
Nike, Inc. B	15,508	1,907,019
Swatch Group AG (The) (a)(c)	11,437	211,241
V.F. Corporation	9,675	659,932
		3,639,895
TOBACCO—5.8%
British American Tobacco p.l.c. (c)	23,871	2,627,720
Philip Morris International, Inc.	47,301	3,752,388
Reynolds American, Inc.	9,902	438,362
		6,818,470
TRADING COMPANIES & DISTRIBUTION—0.3%
W.W. Grainger, Inc.	1,739	373,902
WIRELESS TELECOMMUNICATIONS—1.9%
KDDI Corporation (a)(c)	90,040	1,012,050
NTT DOCOMO, Inc. (a)(c)	68,427	1,155,048
		2,167,098
TOTAL COMMON STOCK
(Cost $112,904,052)		116,528,919
Short Term Investments—0.1%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .0%, 10/01/15, (Dated 09/30/15), Collateralized by 120,000 par U.S. Treasury Note-3.125% due 05/15/2021, Market Value $313,456.28, Repurchase Proceeds $123,652.20 (Cost $123,652)	$123,652	123,652
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—99.9%
(Cost $113,027,704)		116,652,571
Money Market—0.3%
Western Asset Institutional Cash Reserves—Inst. (Cost $339,300)	$339,300	$339,300
TOTAL INVESTMENTS 100.2%
(Cost $113,367,004)		$116,991,871
OTHER ASSETS & LIABILITIES (NET)—(0.2%)		(243,563)
NET ASSETS—100%		$116,748,308

(a)	Non-Income producing security
(b)	All or a portion of this security is out on loan
(c)	ADR—American Depositary Receipts

The percentage of each investment category is calculated as a percentage of net assets.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
September 30, 2015 (Unaudited)

Common Stock—66.4%
	Shares	Value
BRAZIL—3.1%
Ambev SA (c)	73,334	$ 359,337
Banco do Brasil S.A.	110,712	425,062
Companhia Brasileira de Distribuicao SP (c)	10,938	137,163
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	219,400	458,307
Energias do Brasil S.A.	86,200	249,956
JBS S.A.	161,000	683,203
KLABIN S.A.	111,000	613,458
Petroleo Brasileiro S.A.	43,583	94,013
Petroleo Brasileiro S.A. (a)(c)	37,232	137,014
Sul America S.A.	36,400	164,117
Transmissora Alianca de Energia Eletrica S.A.	37,200	179,188
		3,500,818
CHINA—10.9%
Agricultural Bank of China, Class H	702,000	264,489
Bank of China Ltd., H	3,395,392	1,458,886
Beijing Capital International Airport Co., Ltd. H	230,000	214,562
China Construction Bank Corporation	2,735,422	1,817,685
China Life Insurance Co,. Limited	141,000	487,575
China Petroleum & Chemical Corporation	919,810	561,366
China Telecom Corporation Limited	1,426,000	682,622
China Yuchai International Ltd.	12,626	156,184
Datang International Power Generation Co., Ltd.	1,126,000	422,784
Dongfeng Motor Group Company Limited	352,881	439,838
Great Wall Motor Co., Ltd.	430,500	479,370
Guangzhou R&F Properties Co., Ltd. H (a)(b)	502,400	453,121
Huaneng Power International Inc. H	662,000	713,233
Industrial & Commercial Bank of China Ltd.	1,685,911	970,190
Jiangsu Expressway Co. Ltd.—H	156,000	199,272
PetroChina Company Limited	867,778	600,151
Ping An Insurance Group H Share	135,500	671,363
Shanghai Electric Group Company Ltd. H (b)	842,000	458,471
Sino-Ocean Land Holdings Ltd.	283,500	152,537
Sinotrans Ltd. H Shares	1,241,000	584,456
Zhejiang Expressway Co., Ltd.	486,000	531,764
		12,319,919
CZECH REPUBLIC—0.6%
CEZ A.S.	33,471	695,542
HONG KONG—7.2%
ANTA Sports Products, Ltd.	257,000	664,867
Central China Real Estate Ltd.	364,371	68,171
Cheung Kong Holdings Ltd.	31,500	229,030
China Mobile Limited	206,279	2,435,360
Chongqing Rural Commercial Bank Co.	1,009,687	573,227
CK Hutchison Holdings Ltd.	37,000	480,271
CNOOC Limited	348,218	356,746
Franshion Properties (China) Ltd.	534,000	132,980
KWG Property Holding Limited	776,419	508,917
Longfor Properties Co., Ltd.	154,000	194,134
Orient Overseas (International) Limited	40,500	189,692
Pacific Textiles Holdings Ltd.	105,000	142,254
Tencent Holdings Limited	130,100	2,173,873
		8,149,522
HUNGARY—0.7%
MOL Hungarian Oil an Gas Nyrt.	3,620	157,667
Richter Gedeon Nyrt	38,876	617,293
		774,960
INDIA—5.2%
Apollo Tyres Ltd.	216,717	593,958
Bharat Petroleum Corporation Ltd.	31,040	401,572
Cairn India Ltd.	140,759	331,204
Chambal Fertilizers & Chemicals Ltd.	166,995	149,339
Grasim Industries Limited	1,766	94,945
Hindustan Petroleum Corporation Ltd.	52,688	617,784
Hindustan Zinc Ltd.	75,774	160,460
Housing Development Finance Corp Ltd.	17,371	320,744
IFCI Ltd.	309,512	101,615
Indiabulls Housing Finance Limited	16,703	202,044
IndianOil Corporation Ltd.	51,240	314,200
Infosys Technologies Ltd. (c)	23,342	445,599
Power Finance Corporation Limited	160,324	560,914
Reliance Industries Ltd.	11,098	145,750
Rural Electrification Corporation Limited	193,956	809,627
SRF Limited	6,678	114,963
Tata Chemicals Ltd.	23,612	137,791
Tata Consultancy Services Ltd.	3,299	129,919
United Phosphorus Limited	40,058	280,143
		5,912,571
INDONESIA—0.5%
PT Indofood CBP Sukses Makmur Tbk	121,700	103,009
PT Matahari Putra Prima Tbk	733,200	96,092
PT United Tractors Tbk	334,400	398,883
		597,984
MALAYSIA—1.7%
British American Tobacco (Malaysia) Berhad	19,044	261,328
Cahya Mata Sarawak Berhad	81,000	94,898
DiGi.Com Berhad	450,900	569,299
JCY International Berhad	351,500	53,576
Lafarge Malaysia Berhad	33,880	69,367
Malaysia Building Society Berhad	437,112	145,182
MISC Berhad	93,700	187,581
Telekom Malaysia Berhad	244,078	370,913
YTL Corporation Berhad	290,800	105,848
		1,857,992
MEXICO—2.0%
America Movil S.A.B. de C.V., Series L	818,270	680,217
Controladora Comercial Mexicana S.A. de C.V.	61,200	177,500
Fomento Economico Mexicano S.A.B. (c)	3,048	272,034
GRUMA, S.A.B. de C.V., Series B	72,007	990,541
Grupo Televisa S.A.B. (c)	3,324	86,491
		2,206,783
PERU—0.6%
Credicorp Ltd.	6,773	720,376
PHILIPPINES—1.1%
Aboitiz Equity Ventures, Inc.	109,830	135,584
Aboitiz Power Corporation	151,900	140,395
BDO Unibank, Inc.	179,840	398,234
Globe Telecom, Inc.	3,020	151,711
Megaworld Corporation	1,574,100	147,172
Nickel Asia Corporation	376,600	51,567
Puregold Price Club, Inc.	137,900	91,461
Security Bank Corporation	31,380	92,112
Semirara Mining and Power Corporation	26,640	77,572
		1,285,808
POLAND—1.2%
Asseco Poland S.A.	9,174	130,236
KGHM Polska Miedz S.A.	25,065	539,900
POLAND (continued)
PGE S.A.	127,133	450,448
Tauron Polska Energia S.A.	247,010	212,954
		1,333,538
RUSSIA—2.7%
Gazprom (c)	161,201	648,028
LUKoil (c)	21,648	735,166
MMC Norilsk Nickel P.J.S.C. (c)	53,022	760,600
Severstal (b)(d)	87,653	929,122
		3,072,916
SINGAPORE—1.2%
ComfortDelGro Corporation Limited	196,000	395,236
Mapletree Industrial Trust	162,300	169,342
Singapore Airlines Limited	60,000	451,080
Yangzijiang Shipbuilding Holdings Limited	432,100	344,587
		1,360,245
SOUTH AFRICA—5.4%
African Rainbow Minerals Limited	16,964	63,659
AVI Limited	35,317	223,719
Barloworld Limited	63,740	347,694
FirstRand Limited	298,175	1,060,249
Investec Ltd.	35,389	271,002
Liberty Holdings Limited	29,618	270,521
Mediclinic International, Ltd.	40,114	320,477
Mondi Limited	7,568	158,894
MTN Group Limited	28,460	366,495
Naspers Limited N Shs	9,502	1,189,707
Netcare Limited	181,349	476,250
RMB Holdings Ltd.	154,077	734,799
Sappi Ltd. (a)	58,572	180,091
Sasol Ltd.	4,770	133,757
Standard Bank of South Africa Ltd.	16,340	159,588
Tsogo Sun Holdings Ltd.	49,688	86,992
		6,043,894
SOUTH KOREA—8.9%
BGF Retail Co., Ltd.	2,146	365,723
Coway Co., Ltd.	7,001	494,376
GS Retail Co., Ltd.	11,637	598,884
Hanwha Corporation	15,210	498,531
Hite Jinro Co., Ltd.	8,040	154,655
Hyosung Corporation	6,796	645,027
Hyundai Motor Company Ltd.	1,376	190,386
Hyundai Steel Co., Ltd.	4,482	194,738
Kangwon Land Inc.	17,197	613,712
KT&G Corporation	12,338	1,160,623
LG Display Co., Ltd.	31,963	610,784
Samsung Electronics Company, Ltd.	3,362	3,216,492
Shinhan Financial Group Co., Ltd.	3,798	132,656
SK Hynix Inc.	5,551	157,121
SK Telecom Co., Ltd. (c)	12,428	303,243
Woori Bank	85,742	679,252
		10,016,203
TAIWAN—11.0%
ASUSTeK Computer, Inc.	106,488	913,609
Chailease Holding Co., Ltd.	144,876	226,592
Chinatrust Financial Holding Co., Ltd.	1,509,260	776,918
Chunghwa Telecom Co., Ltd.	202,600	607,908
CTCI Corporation	52,000	62,222
Farglory Land Development Co., Ltd.	143,302	151,016
Fubon Financial Holding Co., Ltd.	651,000	1,014,237
Highwealth Construction Corp.	146,300	206,160
Hon Hai Precision Industry Co., Ltd.	373,677	971,430
Innolux Corporation	226,000	70,352
Kings Town Bank	90,000	63,822
MediaTek, Inc.	34,000	251,431
Mega Financial Holding Co., Ltd.	869,000	601,722
Pegatron Corporation	392,416	955,790
Pou Chen Corporation	319,000	478,100
Powertech Technology, Inc.	492,000	886,056
Realtek Semiconductor Corporation	128,000	216,913
Ruentex Development Company Limited	147,000	160,047
Ruentex Industries Ltd.	47,000	83,216
Simplo Technology Co., Ltd.	54,000	173,836
Taiwan Semiconductor Manufacturing Co., Ltd.	576,270	2,275,153
Transcend Information, Inc.	28,000	70,579
United Microelectronics Corporation	2,262,401	742,052
Vanguard International Semiconductor Corp.	279,000	316,049
Wan Hai Lines, Ltd.	218,000	137,046
		12,412,256
THAILAND—1.2%
Delta Electronics PCL	150,100	$363,929
Krung Thai Bank PCL	1,405,146	662,019
Thanachart Capital PCL	320,300	280,191
		1,306,139
TURKEY—1.0%
Eregli Demir ve Celik Fabrikalari T.A.S.	283,253	349,146
Tofas Turk Otomobil Fabrikasi A.S.	36,755	218,024
Turk Hava Yollari A.O.	133,156	350,706
Turkiye Is Bankasi A.S.	106,310	165,470
		1,083,346
UNITED ARAB EMERATES—0.2%
Abu Dhabi Commercial Bank	108,344	225,655
TOTAL COMMON STOCK
(Cost $86,788,754)		74,876,467
Preferred Stock—1.7%
BRAZIL—0.8%
Banco Bradesco S.A.	40,366	218,399
Cia Energetica de Sao Paulo	60,700	233,202
Itau Unibanco Holding S.A.	56,107	375,700
Metalurgica Gerdau S.A.	122,700	90,499
		917,800
SOUTH KOREA—0.9%
Samsung Electronics Co. Ltd.	1,310	1,013,473
TOTAL PREFERRED STOCK
(Cost $3,816,714)		1,931,273
Mutual Funds—31.0%
UNITED STATES—31.0%
Pear Tree PanAgora Risk Parity Emerging Markets Fund* (Cost 42,984,903)	4,254,123	35,011,431
Short Term Investments—0.7%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .0%, 10/01/15, (Dated 09/30/15), Collateralized by 695,000 par U.S. Treasury Note-3.125% due 05/15/2021, Market Value $761,350.96, Repurchase Proceeds $743,699.39 (Cost $743,669)	$743,669	743,669
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)
(Cost $134,334,040)		112,562,840
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—1.0%
Money Market—1.0%
Western Asset Institutional Cash Reserves—Inst. (Cost $1,197,749)	1,197,749	$1,197,749
TOTAL INVESTMENTS—100.8%
(Cost $135,531,789)		113,760,589
OTHER ASSETS & LIABILITIES (Net)—(0.8%)		(940,942)
NET ASSETS—100%		$112,819,647

*	Investment in affiliated security. This Fund is advised by Pear Tree Advisors, Inc. which also serves as advisor to Pear Tree PanAgora Dynamic Emerging Markets Fund.
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depositary Receipts
(d)	GDR—Global Depositary Receipts

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Financials	18.3%
Information Technology	14.3%
Consumer Discretionary	5.6%
Telecommunication Services	5.5%
Materials	5.3%
Industrials	5.1%
Consumer Staples	5.0%
Energy	4.7%
Utilities	3.0%
Health Care	1.3%
Mutual Funds	31.0%
Cash and Other Assets (Net)	0.9%

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
September 30, 2015 (Unaudited)

Common Stock—87.2%
	Shares	Value
BRAZIL—2.5%
Banco do Brasil S.A.	2,400	$ 9,214
BRF S.A.	1,300	23,179
CCR S.A.	8,300	25,514
Cetip S.A. Mercados Organizados	2,200	18,282
CIA Paranaense de Energia (c)	3,284	26,962
Cielo S.A.	6,480	60,004
Companhia Energetica de Minas Gerais (c)	7,462	13,282
Cosan S.A. Industria e Comercio	9,000	45,762
CPFL Energia S.A. (a)(c)	1,707	12,803
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	10,300	21,516
Embraer S.A. (c)	2,049	52,413
Fibria Celulose S.A.	2,000	27,179
Gerdau S.A. (c)	9,500	13,015
Hypermarcas S.A. (a)	2,800	10,807
KLABIN S.A.	5,000	27,633
Kroton Educacional S.A.	7,792	15,175
Localiza Rent a Car S.A.	5,500	33,953
Lojas Americanas S.A.	11,375	33,875
Lojas Renner S.A..	5,000	23,238
Natura Cosméticos S.A.	1,300	6,403
Odontoprev S.A.	21,500	51,863
Porto Seguro S.A.	2,600	19,768
Qualicorp S.A.	5,900	22,116
Raia Drogasil S.A.	4,400	43,455
Souza Cruz S.A.	2,100	14,216
Telefonica Brasil S.A. (c)	3,869	35,324
TIM Participacoes S.A. (c)	2,643	24,976
Totvs S.A.	8,300	63,188
Tractebel Energia S.A.	1,900	16,202
Transmissora Alianca de Energia Eletrica S.A.	6,100	29,383
Ultrapar Participacoes S.A.	2,800	47,244
Vale S.A.	3,500	14,658
Via Varejo S.A.	3,300	3,301
Weg S.A.	9,580	37,386
		923,289
CHILE—4.6%
AES Gener S.A.	162,417	74,845
Aguas Andinas S.A.	138,946	72,205
Banco de Chile	842,384	87,768
Banco de Crédito e Inversiones	1,694	69,182
Banco Santander Chile (c)	4,438	80,860
CHILE (continued)
Cencosud S.A.	25,242	49,099
Colbun S.A.	329,877	84,296
Compania Cervecerias Unidas S.A. (c)	4,663	103,285
Corpbanca S.A. (c)	5,000	66,650
Empresa Nacional de Electricidad S.A. (c)	1,685	59,834
Empresa Nacional de Telecomunicaciones S.A.	16,707	157,138
Empresas CMPC S.A.	53,790	138,218
Empresas Copec S.A.	15,338	138,934
Enersis S.A. (c)	5,367	67,839
LATAM Airlines Group S.A. (a)	13,801	66,270
Quimica y Minera de Chile S.A. (c)	5,466	79,476
S.A.C.I. Falabella	25,236	156,301
Sonda S.A.	48,729	73,309
Vina Concha y Toro S.A.	44,985	74,464
		1,699,973
CHINA—4.0%
Air China Ltd H Shares	34,000	27,068
Aluminum Corporation of China Limited H Shares (a)	114,000	35,449
Anhui Conch Cement Company Limited H	8,500	24,951
Bank of Communications Co., Ltd. H	40,000	27,715
BBMG Corporation H	30,000	20,632
Beijing Capital International Airport Co., Ltd. H	34,000	31,718
Beijing Enterprises Holdings Limited	2,500	15,000
Belle International Holdings Limited	18,000	15,561
Brilliance China Automotive Holdings, Ltd.	8,000	9,414
BYD Co., Ltd. H Shares (a)	2,500	13,161
China Agri-Industries Holdings Limited (a)	45,000	15,445
China Coal Energy Co., Ltd. (b)	49,000	19,916
China Communications Construction Co., Ltd., Class H	15,000	18,406
China Communications Services Corporation Ltd. H	106,000	40,758
China Construction Bank Corporation	37,000	24,586
China Longyuan Power Group H	33,000	35,426
China National Building Material Co., Ltd. H	38,000	21,868
China Oilfield Services Limited H	18,000	17,976
China Petroleum & Chemical Corporation	52,000	31,736
China Pharmaceutical Group Limited	44,000	38,549
China Shenhua Energy Co., Ltd.	18,500	28,310
China Shipping Container Lines Co., Ltd. H (a)	42,000	12,627
China Taiping Insurance Holdings Co., Ltd. (a)	7,400	22,963
China Telecom Corporation Limited	142,000	67,975
Chongqing Changan Automobile Co., Ltd. B	10,400	17,565
CITIC Pacific Ltd.	18,000	32,748
Datang International Power Generation Co., Ltd.	68,000	25,532
Dongfeng Motor Group Company Limited	14,000	17,450
ENN Energy Holdings Ltd.	4,000	19,200
Fosun International	23,500	40,267
Haitian International Holdings Ltd.	16,000	26,384
Huadian Power International Corp. Ltd. Class H	30,000	23,341
Huaneng Power International Inc. H	44,000	47,405
Industrial & Commercial Bank of China Ltd.	39,000	22,443
Inner Mongolia Yitai Coal Co., Ltd., Class B	27,000	22,059
Jiangsu Expressway Co. Ltd.—H	20,000	25,548
Kingsoft Corporation Ltd.	11,000	21,432
PetroChina Company Limited (c)	505	35,198
Shandong Weigao Group Medical Polymer Co., Ltd.	36,000	22,761
Shanghai Fosun Pharmaceutical Group Class H	12,000	37,702
Shanghai Pharmaceuticals Holding Co., Ltd.	18,500	38,622
Shenzhou International Group	6,000	30,889
Sino Biopharmaceutical Limited	40,000	49,031
Sino-Ocean Land Holdings Ltd.	49,000	26,364
Sinopec Shanghai Petrochemical Co., Ltd. (a)	111,000	42,394
Sinopharm Group Co., Ltd. H	9,600	33,630
Tingyi (Cayman Islands) Holding Corporation	10,000	15,922
Tsingtao Brewery Co., Ltd.	4,000	17,548
Uni-President China Holdings Limited	36,000	34,652
Yanzhou Coal Mining Company Limited (b)	38,000	16,867
Zhejiang Expressway Co., Ltd.	20,000	21,883
Zijin Mining Group Co., Ltd.	116,000	30,384
ZTE Corporation H	17,560	40,104
		1,452,535
COLOMBIA—1.6%
Almacenes Exito S.A.	17,303	74,512
Cementos Argos S.A.	19,778	60,633
Corporacion Financiera Colombiana S.A.	3,321	40,962
Ecopetrol S.A.	119,423	51,582
Grupo Argos S.A.	11,384	66,177
Grupo de Inversiones Suramericana SA	6,194	72,174
Interconexión Electrica S.A.	45,457	105,552
Isagen S.A. E.S.P.	119,975	112,213
		583,805
CZECH REPUBLIC—0.5%
CEZ A.S.	4,364	90,686
Komercni Banka A.S.	389	84,157
		174,843
EGYPT—0.7%
Commercial International Bank	19,631	132,001
Global Telecom Holding S.A.E. (a)(d)	52,387	60,245
Talaat Moustafa Group (TMG) Holding	63,617	54,842
		247,088
GREECE—0.9%
Alpha Bank A.E. (a)	90,703	10,833
Eurobank Ergasias S.A. (a)	237,768	5,839
Folli-Follie S.A.	1,701	34,555
Hellenic Telecommunication Organization S.A.	10,873	94,664
Jumbo S.A.	4,399	38,545
Opap S.A.	6,900	62,230
Piraeus Bank S.A. (a)	70,614	6,148
Titan Cement Company S.A.	4,109	92,647
		345,461
HONG KONG—1.9%
AAC Technologies Holdings Inc. (b)	9,000	56,089
Alibaba Health Information Technology Ltd. (a)	24,000	15,112
ANTA Sports Products, Ltd.	12,000	31,044
China Gas Holdings Ltd.	20,000	27,406
China Merchants Holdings International Co., Ltd.	6,000	17,612
China Mobile Limited	5,000	59,031
China Resources Cement Holdings Limited	14,000	6,322
China Resources Enterprise	8,000	14,843
China Resources Gas Group Limited	12,000	30,781
China Resources Power Holdings Co., Ltd.	16,000	36,252
China Unicom (Hong Kong) Limited (c)	5,202	66,430
Franshion Properties (China) Ltd.	50,000	12,451
GCL-Poly Energy Holdings Ltd. (a)	104,000	20,129
Guangdong Investment Limited	48,000	71,596
Hanergy Thin Film Power Group Ltd. (a)	36,000	2,520
Hengan International Group Co., Ltd.	2,500	24,322
Lee & Man Paper Manufacturing Ltd.	47,000	23,833
Lenovo Group Limited	26,000	21,907
Semiconductor Manufacturing International Corp. (a)	267,000	24,460
Shanghai Industrial Holdings Limited	11,000	24,270
Sihuan Pharmaceutical Holdings Group Ltd.	48,000	13,656
Soho China Limited	31,000	12,040
Sun Art Retail Group Ltd. (b)	33,500	25,762
Tencent Holdings Limited	2,000	33,418
Want Want China Holdings Limited	29,000	23,686
		694,972
HUNGARY—0.5%
MOL Hungarian Oil an Gas Nyrt.	1,311	57,100
OTP Bank Nyrt.	3,402	65,538
Richter Gedeon Nyrt	3,883	61,656
		184,294
INDONESIA—6.6%
PT Adaro Energy Tbk	2,110,900	77,087
PT Astra Agro Lestari Tbk	50,400	62,355
PT Astra International Tbk	214,500	76,503
PT Bank Central Asia Tbk	71,500	59,909
PT Bank Danamon Indonesia Tbk	166,400	32,882
PT Bank Mandiri Tbk	86,500	46,793
PT Bank Negara Indonesia (Persero) Tbk	133,300	37,624
PT Bank Rakyat Indonesia Tbk	75,800	44,756
PT Bumi Serpong Damai Tbk	472,900	45,353
PT Charoen Pokphand Indonesia Tbk	379,300	51,782
PT Global Mediacom Tbk	910,600	58,428
PT Gudang Garam Tbk	35,000	100,341
PT Indocement Tunggal Prakarsa Tbk	108,800	122,168
PT Indofood CBP Sukses Makmur Tbk	105,400	89,212
PT Indofood Sukses Makmur Tbk	208,400	78,239
PT Jasa Marga (Persero) Tbk	411,400	135,495
PT Kalbe Farma Tbk	1,940,900	182,166
PT Lippo Karawaci Tbk	822,300	63,427
PT Matahari Department Store Tbk	68,000	74,730
PT Media Nusantara Citra Tbk	613,100	68,634
PT Perusahaan Gas Negara (Persero) Tbk	640,800	110,664
PT Semen Indonesia (Persero) Tbk	168,500	104,090
PT Summarecon Agung Tbk	481,800	36,834
PT Surya Citra Media Tbk	455,700	85,230
PT Tambang Batubara Bukit Asam (Persero) Tbk	207,900	79,825
PT Telekomunikasi Indonesia Tbk (c)	2,884	102,815
PT Unilever Indonesia Tbk	32,200	83,522
PT United Tractors Tbk	106,100	126,559
PT XL Axiata Tbk (a)	471,500	84,162
Tower Bersama Infrastructure (a)	211,200	94,427
		2,416,012
MALAYSIA—6.7%
AirAsia Berhad	77,200	22,480
Alliance Financial Group Berhad	35,600	27,131
AMMB Holdings Berhad	14,900	15,457
Astro Malaysia Holdings Berhad	74,100	47,537
Axiata Group Berhad	68,600	90,515
Berjaya Sports Toto Berhad	91,581	64,169
British American Tobacco (Malaysia) Berhad	3,700	50,773
Bumi Armada Berhad	228,950	48,178
CIMB Group Holdings Berhad	19,100	19,379
Dialog Group Berhad	151,756	55,237
DiGi.Com Berhad	78,300	98,860
Felda Global Ventures Holdings Berhad	106,400	36,308
Gamuda Berhad	33,700	33,656
Genting Berhad	39,200	64,832
Genting Malaysia Berhad	93,400	88,178
Genting Plantation Berhad	33,500	75,524
Hong Leong Bank Berhad	16,000	47,755
Hong Leong Financial Group Berhad	7,700	24,524
IHH Healthcare Berhad	94,500	128,343
IJM Corporation Berhad	41,200	30,180
IOI Corporation Berhad	77,100	71,386
IOI Properties Group Berhad	70,000	31,530
Kuala Lumpur Kepong Berhad	17,800	87,871
Lafarge Malaysia Berhad	20,500	41,972
Malayan Banking Berhad	19,200	37,389
Malaysia Airports Holdings Berhad	24,400	29,142
Maxis Berhad	67,200	100,133
MISC Berhad	25,600	51,250
Petronas Chemicals Group Berhad	83,600	116,773
Petronas Dagangan Berhad	17,900	88,854
Petronas Gas Berhad	15,800	78,933
PPB Group Berhad	17,100	59,986
Public Bank Bhd	10,400	41,451
RHB Capital Berhad	15,900	21,522
SapuraKencana Petroleum Berhad	85,600	36,610
Sime Darby Berhad	24,800	43,950
Telekom Malaysia Berhad	72,600	110,327
Tenaga Nasional Berhad	33,300	91,057
UEM Sunrise Berhad	89,100	24,931
UMW Holdings Berhad	26,100	44,650
YTL Corporation Berhad	270,100	98,313
YTL Power International Berhad	244,100	89,405
		2,466,451
MEXICO—5.7%
Alfa S.A.B. de C.V., Series A	38,800	75,481
America Movil S.A.B. Series L (c)	9,702	160,568
Arca Continental S.A.B. de C.V.	8,500	47,877
Cemex S.A. de C.V. (a)(c)	4,175	29,183
Cemex S.A.B. CPO (a)	37,315	26,052
Coca-Cola FEMSA SAB de C.V. (c)	744	51,619
Compartamos, S.A.B de C.V.	46,700	76,316
Controladora Comercial Mexicana S.A. de C.V.	17,900	51,916
El Puerto de Liverpool S.A.B. de C.V.	14,500	188,277
Fibra Uno Administracion S.A. de C.V.	27,484	56,768
Fomento Economico Mexicano S.A.B. (c)	514	45,875
GRUMA, S.A.B. de C.V., Series B	4,500	61,903
Grupo Aeroportuario del Pacifico S.A.B. (c)	1,395	121,142
Grupo Aeroportuario del Sureste, S. A. B. de C.V., Series B	4,900	74,789
Grupo Bimbo, S.A. de C.V. (a)	17,700	44,812
Grupo Carso SAB de C.V., Series A1	17,700	79,591
Grupo Comercial Chedraui S.A. de C.V	21,800	56,881
Grupo Financiero Banorte SAB de C.V.	17,000	83,403
Grupo Financiero Inbursa SAB de C.V.	31,100	64,274
Grupo Lala SAB de C.V.	21,500	50,870
Grupo Mexico S.A.B. de C.V., Series B	17,500	42,338
Grupo Televisa S.A.B. (c)	3,723	96,873
Industrias Penoles SAB de C.V.	6,905	94,459
Kimberly-Clark de Mexico S.A. de C.V., Class A	13,400	30,310
Mexichem SAB de C.V.	21,900	53,838
Minera Frisco S.A.B. De C.V. (a)(b)	46,000	24,032
OHL Mexico, S.A.B. de C.V. (a)	57,400	74,036
Promotora Y Operadora de Infraestructura, S.A.B. de C.V. (a)	7,200	78,895
Santander Mexico SAB de C.V.	48,000	71,028
Wal-Mart de Mexico, S.A.B. de C.V.	30,500	75,269
		2,088,675
PERU—0.7%
Credicorp Ltd.	934	99,340
Companhia de Minas Buenaventura S.A. (c)	8,926	53,199
Southern Copper Corporation (b)	3,566	95,284
		247,823
PHILIPPINES—6.4%
Aboitiz Equity Ventures, Inc.	69,300	85,550
Aboitiz Power Corporation	208,400	192,616
Alliance Global Group, Inc.	202,900	66,505
Ayala Corporation	4,530	74,337
Ayala Land Inc.	88,100	64,086
Bank of the Philippine Islands	36,516	62,735
BDO Unibank, Inc.	36,690	81,246
DMCI Holdings, Inc.	346,550	94,904
Energy Development Corporation	1,252,300	147,361
Globe Telecom, Inc.	4,505	226,310
GT Capital Holdings Inc.	2,765	74,834
International Container Terminal Services, Inc.	34,340	55,139
JG Summit Holdings, Inc.	65,490	99,272
Jollibee Foods Corporation	63,990	263,955
Megaworld Corporation	569,000	53,199
Metro Pacific Investments Corporation	720,600	76,778
Metropolitan Bank & Trust Company	39,398	68,782
Philippine Long Distance Telephone Company (c)	2,406	111,061
Philippine Long Distance Telephone Company (The)	430	20,148
SM Investments Corporation	5,098	97,128
SM Prime Holdings, Inc.	179,300	79,216
Universal Robina Corporation	65,500	269,063
		2,364,225
POLAND—4.0%
Alior Bank S.A. (a)	2,100	43,716
Bank Handlowy w Warszawie S.A.	1,260	26,760
Bank Millennium S.A. (a)	24,470	37,819
Bank Pekao S.A.	612	24,837
Bank Zachodni WBK S.A.	395	30,472
CCC S.A.	1,510	65,071
Cyfrowy Polsat S.A. (a)	17,925	110,107
ENEA S.A.	14,609	51,877
Energa S.A.	11,210	49,678
Eurocash S.A.	13,304	156,240
Getin Noble Bank S.A. (a)	52,529	11,874
Grupa Azoty S.A. (a)	4,328	100,676
Grupa LOTOS S.A. (a)	11,387	83,654
KGHM Polska Miedz S.A.	2,829	60,937
LPP S.A.	33	67,829
mBank S.A.	215	19,609
Orange Polska S.A.	50,359	96,230
PGE S.A.	13,573	48,091
PKO Bank Polski S.A. (a)	3,149	24,359
Polski Koncern Naftowy ORLEN S.A.	5,873	102,191
Polskie Gornictwo Naftowe i Gazownictwo S.A.	59,510	101,984
PZU S.A.	282	28,885
Synthos S.A.	68,146	67,706
Tauron Polska Energia S.A.	65,807	56,734
		1,467,336
QATAR—6.7%
Barwa Real Estate Company Q.S.C.	9,010	105,633
Commercial Bank of Qatar Q.S.C.	11,751	181,971
Doha Bank Q.S.C.	10,019	138,094
Ezdan Holding Group Q.S.C.	16,396	84,184
Gulf International Services Q.S.C.	10,742	191,711
Industries Qatar Q.S.C.	10,903	368,213
Masraf Al Rayan Q.S.C.	10,116	119,433
Ooredoo Q.S.C.	11,078	234,207
Qatar Electricity & Water Company Q.S.C.	6,947	399,413
Qatar Insurance Company	5,818	148,721
Qatar Islamic Bank SAQ	4,664	146,370
Qatar National Bank SAQ	3,076	158,357
Vodafone Qatar	46,106	171,912
		2,448,219
RUSSIA—2.9%
ALROSA ao	74,800	65,650
Federal Hydro-Generating Company RusHydro OAO	3,102,000	28,767
Gazprom (c)	11,237	45,173
Magnit OJSC (Reg S) (d)	2,394	114,361
MegaFon (d)	3,601	43,752
MMC Norilsk Nickel P.J.S.C. (c)	4,765	68,354
Mobile TeleSystems (c)	5,038	36,374
Moscow Exchange MICEX-RTS	57,010	69,693
NovaTek OAO (Reg S) (d)	370	34,225
OAO Rostelecom	45,640	59,130
OC Rosneft OJSC (Reg S) (d)	11,492	42,406
RusHydro P.J.S.C. (b)(c)	114,561	107,687
Sberbank	38,840	44,672
Severstal (d)	7,131	75,589
Sistema JSFC (Reg S) (d)	9,135	62,849
Tatneft (a)(c)	1,495	41,785
Uralkali OJSC	24,900	73,406
VTB Bank OJSC	58,400,000	60,275
		1,074,148
SOUTH AFRICA—4.8%
African Bank Investments Limited (a)	47,336	—
African Rainbow Minerals Limited	3,044	11,423
Anglogold Ashanti Ltd. (a)(c)	3,117	25,528
Aspen Pharmacare Holdings Limited	2,007	42,688
Barloworld Limited	13,711	74,792
Bidvest Group Limited	4,777	112,740
Discovery Ltd.	1,769	17,618
Exxaro Resources Ltd.	10,631	40,378
Foschini Limited	3,981	40,416
Gold Fields Limited	3,713	9,684
Gold Fields Ltd. (c)	4,490	11,943
Growthpoint Properties Limited	21,002	38,973
Hyprop Investments Limited	2,183	19,064
Impala Platinum Holdings Limited (a)	2,939	8,169
Imperial Holdings Limited	4,233	51,920
Investec Ltd.	4,159	31,849
Life Healthcare Group Holdings Ltd.	20,143	51,893
Massmart Holdings Ltd.	4,531	35,435
Mediclinic International, Ltd.	7,243	57,865
MMI Holdings Ltd.	13,440	23,132
Mondi Limited	2,017	42,348
Mr Price Group Ltd.	2,605	36,373
MTN Group Limited	3,432	44,196
Nampak Ltd.	7,606	14,197
Naspers Limited N Shs	446	55,842
Netcare Limited	27,555	72,364
Pick n Pay Stores Ltd.	10,396	49,865
PPC, Ltd.	17,830	22,058
Redefine Properties Ltd.	26,601	22,516
Remgro Limited	1,906	34,765
RMI Holdings Ltd.	6,849	20,523
Sanlam Limited	7,618	32,958
Sappi Ltd. (a)	8,232	25,311
Sasol Ltd.	2,679	75,122
Shoprite Holdings Ltd.	3,148	35,792
Spar Group Limited (The)	5,801	77,640
Steinoff International Holdings Limited	14,100	86,604
Telkom South Africa Limited	15,627	75,227
Tiger Brands Limited	2,360	52,039
Truworths International Ltd.	6,076	37,372
Vodacom Group (Proprietary) Limited	8,778	87,320
Woolworths Holdings Limited	9,145	64,043
		1,769,985
SOUTH KOREA—5.1%
Amore Pacific Corporation	162	52,620
Amorepacific Group	360	49,506
BS Financial Group, Inc.	1,490	17,222
Celltrion Inc. (a)	789	45,198
CJ CheilJedang Corp.	116	37,238
Daewoo International Corporation	420	7,353
Daewoo Securities Co., Ltd.	1,770	17,770
DGB Financial Group Inc.	1,410	12,491
Dongbu Insurance Co., Ltd.	443	22,911
Doosan Heavy Industries & Construction Co., Ltd.	1,230	21,948
Doosan Infracore Co., Ltd. (a)	3,730	20,675
GS Holdings Corp.	1,490	57,259
Hana Financial Group, Inc.	490	10,914
Hankook Tire Co. Ltd.	714	23,854
Hanmi Pharmaceuticals, Co., Ltd. (a)	103	32,283
Hyosung Corporation	364	34,548
Hyundai Marine & Fire Insurance, Co., Ltd.	912	23,275
Hyundai Mobis Co.,Ltd.	73	14,258
Hyundai Steel Co., Ltd.	364	15,815
Hyundai Wia Corp.	165	17,957
Industrial Bank of Korea	1,890	21,686
Kangwon Land Inc.	980	34,973
KB Financial Group Inc.	840	24,981
Korea Aerospace Industries, Ltd.	290	16,613
Korea Electric Power Corporation	2,346	96,983
Korea Gas Corporation	1,940	65,059
Korea Kumho Petrochemical Co., Ltd.	401	17,998
Korea Zinc Co., Ltd.	92	36,131
KT Corporation (a)(c)	7,023	91,791
KT&G Corporation	320	30,102
LG Chem Ltd.	141	33,962
LG Display Co., Ltd.	1,436	27,441
LG Household & Healthcare	45	32,422
LG Innotek Co., Ltd.	348	25,837
LG Uplus Corp.	6,740	68,805
Lotte Chemical Corporation	108	24,601
Lotte Confectionery Co. Ltd.	18	33,394
Lotte Shopping Co., Ltd.	148	35,648
NCSoft Corporation	168	26,788
Orion Corporation	42	33,379
Paradise Co., Ltd.	1,235	23,391
POSCO	77	10,946
Samsung C&T Corp. (a)	196	24,231
Samsung Card Co, Ltd.	907	27,739
Samsung Electro-Mechanics Co., Ltd.	282	15,298
Samsung Electronics Company, Ltd.	14	13,394
Samsung Fire & Marine Insurance Co., Ltd.	74	17,481
Samsung Life Insurance Co., Ltd	183	15,269
Samsung SDI Company, Ltd.	221	20,230
Shinhan Financial Group Co., Ltd.	600	20,957
Shinsegae Co., Ltd.	211	42,100
SK C&C Co., Ltd.	135	27,790
SK Hynix Inc.	700	19,814
SK Innovation Co., Ltd.	498	41,174
SK Telecom Co., Ltd. (c)	2,365	57,706
S-Oil Corp.	1,026	54,187
Woori Bank	2,508	19,868
Woori Investment & Securities Co., Ltd.	3,347	28,068
Yuhan Co., Ltd.	409	84,022
		1,877,354
TAIWAN—6.9%
Asia Cement Corporation	56,808	55,553
Asia Pacific Telecom Co., Ltd. (a)	200,000	58,128
Chailease Holding Co., Ltd.	20,800	32,532
Cheng Shin Rubber Industry Co., Ltd.	27,900	45,755
Chicony Electronics Co., Ltd.	18,090	41,644
China Airlines Ltd. (a)	107,000	36,558
China Life Insurance Co,. Limited	41,140	31,235
China Steel Corporation	74,208	43,271
Chinatrust Financial Holding Co., Ltd.	29,985	15,435
Chunghwa Telecom Co., Ltd. (c)	3,356	101,418
CTCI Corporation	38,000	45,470
Delta Electronics, Inc.	10,000	46,769
Eclat Textile Co., Ltd.	2,160	34,111
EVA Airways Corporation (a)	102,108	57,058
Evergreen Marine Corporation	101,000	42,483
Far Eastern Department Stores Ltd.	36,720	19,516
Far Eastern New Century Corporation	61,473	54,701
Far EasTone Telecommunications Co., Ltd.	47,000	101,344
Farglory Land Development Co., Ltd.	18,000	18,969
Feng Tay Enterprises Co., Ltd.	11,330	70,366
First Financial Holding Company Ltd.	79,768	36,338
Formosa Chemicals & Fiber Corporation	11,330	22,985
Formosa International Hotels Corporation	2,623	17,525
Formosa Petrochemical Corporation	55,000	130,787
Formosa Plastics Corporation	32,480	68,457
Formosa Taffeta Co., Ltd.	32,000	30,175
Fubon Financial Holding Co., Ltd.	14,000	21,812
Giant Manufacturing Co., Ltd.	4,000	29,033
Highwealth Construction Corp.	27,300	38,470
HIWIN Technologies Corp.	3,182	16,911
Hotai Motor Co., Ltd.	2,000	21,259
Hua Nan Financial Holdings Co., Ltd.	42,495	19,746
Lite-On Technology Corp.	27,210	24,956
Mega Financial Holding Co., Ltd.	23,751	16,446
Merida Industry Co., Ltd.	3,150	16,933
Nan Ya Plastics Corporation	29,100	49,137
Pou Chen Corporation	21,000	31,474
President Chain Store Corp.	17,000	105,839
Realtek Semiconductor Corporation	10,000	16,946
Ruentex Development Company Limited	23,000	25,041
Ruentex Industries Ltd.	21,000	37,182
SinoPac Financial Holdings Company	65,489	20,684
Standard Foods Corporation	44,302	95,526
Synnex Technology International Corp.	18,000	17,930
Taishin Financial Holding Co., Ltd.	151,934	53,755
Taiwan Cement Corporation	42,000	42,539
Taiwan Cooperative Financial Holding Co., Ltd.	61,772	25,514
Taiwan Fertilizer Co., Ltd.	37,000	46,071
Taiwan Glass Industry Corporation (a)	101,000	36,808
Taiwan Mobile Co., Ltd.	34,000	103,773
Taiwan Semiconductor Manufacturing Co., Ltd. (c)	1,057	21,933
TECO Electric & Machinery Co., Ltd.	59,000	46,318
U-Ming Marine Transport Corporation	41,000	43,581
Uni-President Enterprises Corporation	72,339	125,224
Wan Hai Lines, Ltd.	51,000	32,061
Wistron Corporation	39,168	20,400
Yang Ming Marine Transport Corporation (a)	120,000	34,658
Yuanta Financial Holding Co., Ltd.	33,660	12,472
Yulon Motor Co., Ltd.	12,000	10,733
Zhen Ding Technology Holding Limited	7,000	20,026
		2,539,774
THAILAND—5.5%
Advanced Info Service For Rg	18,200	113,327
Airports of Thailand PCL	10,400	80,518
Bangkok Bank PCL (e)	7,700	33,944
Bangkok Dusit Medical Services PLC	202,200	103,064
Banpu Public Company Limited	52,000	28,654
BEC World PCL	85,800	75,647
BTS Group Holdings PCL	399,300	107,265
Bumrungrad Hospital PLC	23,900	142,234
Central Pattana PCL	51,100	63,004
Charoen Pokphand Foods PCL	125,200	71,405
CP ALL PCL	82,600	108,669
Delta Electronics PCL	56,000	135,776
Glow Energy PCL	49,400	115,691
Home Product Center PCL (b)	479,619	90,519
Indorama Ventures Public Company Limited	85,500	54,181
IRPC PCL	263,500	27,297
Kasikornbank PCL	10,400	48,855
Krung Thai Bank PCL	134,200	63,227
Minor International PCL	83,490	66,134
PTT Exploration & Production PCL	16,300	31,437
PTT Global Chemical PCL	28,700	42,502
PTT PCL	7,100	46,949
Siam Cement Pub Co-for Reg	6,100	77,983
Siam Commercial Bank PCL	15,700	57,964
Thai Oil PCL	25,300	36,770
Thai Union Group PCL	195,700	99,212
TMB Bank Public Company Limited	647,600	43,179
True Corp PCL (a)	194,689	52,300
		2,017,707
TURKEY—4.8%
Akbank T.A.S.	20,669	46,310
Anadolu Efes Biracilik VE	10,043	70,857
Arcelik A.S.	20,290	98,900
BIM Birlesik Magazalar A.S.	4,336	76,875
Coca-Cola Icecek A.S.	5,672	64,854
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	58,131	48,218
Enka Inşaat ve Sanayi A.S¸.	35,848	59,232
Eregli Demir ve Celik Fabrikalari T.A.S.	71,778	88,476
Ford Otomotiv Sanayi A.S.	6,791	72,487
Haci Omer Sabanci Holding A.S.	12,469	36,549
Koç¸ Holding A.S.	17,783	69,344
Petkim Petrokimya Holding A.S. (a)	78,392	103,623
TAV Havalimanlari Holding A.S.	9,549	74,946
Tofas Turk Otomobil Fabrikasi A.S.	17,189	101,962
Tupras—Turkiye Petrol Rafinerileri A.S. (a)	7,476	183,068
Turk Hava Yollari A.O. (a)	20,144	53,055
Turk Telekomunikasyon A.S.	37,251	73,491
Turkcell Iletisim Hizmetleri A.S.	9,898	34,508
Turkcell Iletisim Hizmetleri A.S. (a)(c)	7,788	67,600
Turkiye Garanti Bankasi A.S.	21,704	50,422
Turkiye Halk Bankasi A.S.	12,329	41,150
Turkiye Is Bankasi A.S.	27,214	42,358
Turkiye Sise ve Cam Fabrikalari A.S.	58,273	55,268
Turkiye Vakiflar Bankasi T-d	25,635	32,446
Ulker Biskuvi Sanayi A.S.	15,037	95,160
Yapi ve Kredi Bankasi A.S. (b)	25,678	28,597
		1,769,756
UNITED ARAB EMERATES—3.2%
Abu Dhabi Commercial Bank	60,933	126,909
Aldar Properties PJSC	116,412	76,066
Arabtec Holding Company PJSC (a)	163,385	81,848
DP World Ltd.	9,567	203,203
Dubai Financial Market PJSC	138,072	63,153
Dubai Islamic Bank PSJ	63,465	115,768
Emaar Malls Group P.J.S.C.	176,099	148,148
Emaar Properties PJSC (a)	46,137	81,145
First Gulf Bank PJSC	33,985	129,074
National Bank of Abu Dhabi PJSC	53,084	137,588
		1,162,902
TOTAL COMMON STOCK
(Cost $39,564,416)		32,016,627
Preferred Stock—2.0%
BRAZIL—0.6%
AES Tiete S.A.	6,400	22,745
Banco Bradesco S.A.	3,720	20,127
Banco do Estado do Ria Grande do Sul S.A.	4,900	6,906
Bradespar S.A.	6,800	14,084
Centrais Eletricas Brasileiras S.A.	11,200	24,754
Itausa-Investimentos Itau S.A.	7,018	12,657
Lojas Americanas S.A.	4,250	17,391
Metalurgica Gerdau S.A.	3,500	2,582
Oi S.A. (a)	35,080	24,722
Suzano Papel e Celulose S.A.	8,700	42,390
Usiminas Usi Sd Mg	10,200	8,631
Vale S.A., Class A	4,700	15,813
		212,802
CHILE—0.3%
Embotelladora Andina S.A.	30,427	103,955
COLOMBIA—0.6%
Banco Davivienda S.A.	6,282	48,922
Bancolombia S.A..	8,082	65,512
Grupo Aval Acciones y Valores S.A.	136,463	52,073
Grupo de Inversiones Suramericana S.A.	4,985	57,310
		223,817
RUSSIA—0.3%
AK Transneft OAO	19	42,852
Surgutneftegas OAO	75,100	44,841
		87,693
SOUTH KOREA—0.2%
Hyundai Motor Company Ltd.	252	24,237
LG Chem Ltd.	149	23,884
Samsung Electronics Co. Ltd.	27	20,888
		69,009
TOTAL PREFERRED STOCK
(Cost $1,155,651)		697,276
Exchange Traded Funds—5.0%
United States—5.0%
iShares MSCI Emerging Markets Index Fund	1,700	55,726
Vanguard FTSE Emerging Markets ETF	53,414	1,767,470
(Cost $2,138,239)		1,823,196
Exchange Traded Notes—5.3%
United Kingdom—5.3%
iPath MSCI India Index ETN (a) (Cost $1,650,534)	29,495	1,951,979
Rights—0.0%
HONG KONG—0.0%
Fosun International Ltd. (Cost $0)	2,632	—
Warrants—0.0%
THAILAND—0.0%
Indorama Ventures Public Company Limited (Cost $0)	1	0
Short Term Investments—0.1%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .0%, 10/01/15, (Dated 09/30/15), Collateralized by 25,000 par U.S. Treasury Note-3.125% due 05/15/2021, Market Value $27,386.72, Repurchase Proceeds $26,471.90 (Cost $26,472)	$26,472	$26,472
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)
(Cost $44,535,312)		36,515,550
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—1.2%
Money Market—1.2%
Western Asset Institutional Cash Reserves—Inst. (Cost $423,506)	423,506	423,506
TOTAL INVESTMENTS—100.8%		36,939,056
(Cost $44,958,818)
OTHER ASSETS & LIABILITIES (Net)—(0.8%)		(272,332)
NET ASSETS—100%		$36,666,724

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depository Receipts
(d)	GDR—Global Depository Receipts
(e)	NVDR—Non-Voting Depository Receipts

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Financials	18.8%
Consumer Staples	10.9%
Industrials	10.8%
Telecommunication Services	10.0%
Consumer Discretionary	9.4%
Materials	8.7%
Utilities	8.1%
Energy	6.4%
Health Care	3.6%
Information Technology	2.5%
Exchange Traded Notes	5.3%
Exchange Traded Funds	5.0%
Cash and Other Assets (Net)	0.5%

PEAR TREE POLARIS FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS
September 30, 2015 (Unaudited)

Common Stock—96.8%
	Shares	Value
AUSTRALIA—3.7%
BHP Billiton plc (b)	842,900	$ 25,851,743
Northern Star Resources Limited	6,251,600	11,715,958
South32 (b)	203,800	970,088
WorleyParsons Ltd.	4,388,300	18,203,678
		56,741,467
BELGIUM—1.7%
Solvay S.A.	256,747	26,141,913
CANADA—1.3%
Methanex Corporation	639,107	21,097,616
FINLAND—4.3%
Caverion Corporation	840,216	8,384,369
Kone OYJ, Class B	759,800	28,835,011
Konecranes OYJ	971,780	24,253,905
YIT OYJ	1,438,416	7,857,609
		69,330,894
FRANCE—7.2%
Christian Dior S.A.	181,173	33,781,729
Imerys S.A.	420,183	26,916,378
Ipsos	738,780	14,476,310
Maurel et Prom (a)	1,853,506	6,850,071
Michelin (CGDE)	342,300	31,108,560
		113,133,048
GERMANY—20.4%
BASF SE	384,500	29,321,496
Deutsche Telekom AG	2,451,119	43,460,381
Freenet AG	1,235,439	40,728,667
Hannover Rueck SE	365,800	37,376,319
Lanxess AG	647,100	30,202,676
Linde Group (The)	185,900	30,077,347
Muenchener Rueckvers AG	191,030	35,555,708
Symrise AG	603,150	36,213,358
Wincor Nixdorf AG	928,950	36,394,971
		319,330,923
HONG KONG- 2.4%
Guangdong Investment Limited	24,309,800	36,259,876
REXLot Holdings Limited *	155,556,155	200,712
		36,460,588
INDIA—2.9%
Infosys Limited—SP (b)	2,378,180	45,399,456
IRELAND—2.3%
Greencore Group plc	8,893,087	36,720,856
ISRAEL—2.4%
Teva Pharmaceuticals SP (b)	657,619	37,129,169
ITALY—0.6%
Trevi Finanziaria SpA	7,256,383	9,176,816
JAPAN—6.2%
Asahi Group Holdings Limited	1,105,400	35,710,155
KDDI Corporation	1,642,800	36,573,711
Showa Denko K.K.	23,365,000	25,550,440
		97,834,306
NORWAY—4.3%
DnB Bank ASA	1,805,492	23,432,279
SpareBank 1 SR-Bank ASA	3,312,673	16,467,048
Yara International ASA	682,300	27,157,293
		67,056,620
RUSSIA—0.4%
Sberbank of Russia (b)	1,312,300	6,476,857
SOUTH AFRICA—1.1%
Sasol Limited	604,135	16,940,693
SOUTH KOREA—4.4%
Kia Motors Corporation	886,500	40,088,079
Samsung Electronics Company Limited	29,145	27,883,599
		67,971,678
SWEDEN—7.6%
Duni AB	1,779,500	26,078,386
Investor AB, Class B	904,856	30,952,110
Loomis AB, Class B	1,104,048	28,820,926
Svenska Handelsbanken AB, Class A	2,309,500	32,992,464
		118,843,886
SWITZERLAND—2.2%
Novartis AG	374,850	34,291,727
THAILAND—1.9%
Thai Oil PCL	20,021,200	29,098,176
UNITED KINGDOM—19.5%
Barratt Developments plc	5,155,001	50,214,742
BBA Aviation plc	3,680,222	14,890,249
Bellway plc	1,201,206	45,133,413
International Game Technology	1,893,065	29,020,686
Persimmon plc	1,461,909	44,367,362
Rexam plc	3,983,418	31,517,527
Standard Chartered plc	2,170,358	21,020,035
Taylor Wimpey plc	17,765,087	52,492,065
Tullow Oil plc	5,944,857	15,193,736
		303,849,815
TOTAL COMMON STOCK
(Cost $1,472,249,307)		1,513,026,504
Short Term Investments—3.1%
	Par Value	Value
Money Market—3.1%
State Street Global Advisors FDS (Cost $48,019,183)	$48,019,183	$48,019,183
TOTAL INVESTMENTS—99.9%
(Cost $1,520,268,490)		1,561,045,687
OTHER ASSETS & LIABILITIES (NET)—0.1%		3,087,798
NET ASSETS—100%		$1,564,133,485

*	Fair Valued by Valuation Committee as delegated by Pear Tree Funds Board of Trustees that represent 0.01% of net assets as of September 30, 2015.
(a)	Non-income producing security
(b)	ADR—American Depository Receipts

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Consumer Discretionary	23.7%
Materials	20.5%
Financials	13.1%
Industrials	7.7%
Telecommunication Services	7.7%
Information Technology	7.0%
Energy	5.6%
Consumer Staples	4.6%
Health Care	4.6%
Utilities	2.3%
Cash and Other Assets (Net)	3.2%

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS
September 30, 2015 (Unaudited)

Common Stock—93.7%
	Shares	Value
AUSTRALIA—3.4%
Asaleo Care Ltd.	4,712,600	$ 5,904,378
Programmed Maintenance Services Limited	2,147,900	3,995,170
WorleyParsons Ltd.	2,245,000	9,312,776
		19,212,324
AUSTRIA—0.5%
Semperit AG Holding	100,500	3,042,830
BELGIUM—1.6%
Kinepolis Group	237,500	9,205,509
BRAZIL—1.8%
Equatorial Energia S.A.	1,164,537	9,959,895
CHINA—2.2%
China Hongxing Sports Limited*(a)	10,258,400	72,077
Shanghai Mechanical & Electrical Industry Co.Limited—B	3,010,889	6,846,762
Xinhua Winshare Publishing and Media Co., Limited	7,568,500	5,849,567
		12,768,406
DENMARK—2.1%
DFDS A/S	365,000	11,604,291
Egypt—0.8%
Egypt Kuwait Holding Company S.A.E.	7,523,000	4,288,110
FINLAND—1.3%
PKC Group OYJ	396,300	7,188,187
FRANCE—2.1%
Bonduelle S.A.	177,500	4,556,885
Ipsos	367,067	7,192,636
		11,749,521
GERMANY- 4.3%
Freenet AG	331,500	10,928,547
QSC AG	1,697,139	2,854,780
Sixt SE	218,377	10,606,884
		24,390,211
HONG KONG—6.3%
AMVIG Holdings Limited	9,038,000	3,755,046
Emperor Watch & Jewellery Limited	103,340,000	3,400,132
REXLot Holdings Limited*	151,273,023	195,186
Samson Holding Limited	35,101,800	4,438,565
Texwinca Holdings Limited	10,558,200	9,495,323
VST Holdings Limited (a)	21,869,360	5,953,956
VTech Holdings Limited	674,600	7,990,540
		35,228,748
INDIA—5.9%
KRBL Limited	3,154,200	7,604,390
LIC Housing Finance Limited	1,406,200	10,062,342
NIIT Technologies Limited	742,375	5,341,617
South Indian Bank Limited (a)	24,601,647	8,507,882
Usha Martin Group Limited	7,077,298	1,531,042
		33,047,273
IRELAND—5.7%
Glanbia plc	459,100	8,527,123
Greencore Group plc	1,882,354	7,772,515
IFG Group plc	2,097,385	4,541,735
UDG Healthcare plc	1,494,075	11,358,473
		32,199,846
ITALY—2.2%
De’Longhi SpA	398,910	9,773,528
Trevi Finanziaria SpA	2,415,385	3,054,627
		12,828,155
JAPAN—14.3%
BML Inc.	339,400	9,420,301
Chugoku Marine Paints Limited	1,264,000	7,966,276
Daicel Corporation	742,700	9,064,046
DaiichiKosho Co., Limited	255,200	9,021,846
IBJ Leasing Company, Limited	519,300	10,074,320
Nihon House Holdings Co., Limited	2,001,700	8,421,527
Prima Meat Packers Limited	3,197,000	8,513,235
Unipres Corporation	440,600	8,348,946
VT Holdings Co., Limited	1,619,400	9,733,027
		80,563,524
Mexico—0.0%
Genomma Lab Internacional SAB de C.V. (a)	82,370	67,840
NORWAY—4.2%
ABG Sundal Collier Holding ASA	5,586,800	4,440,830
Borregaard ASA.	174,260	1,047,039
SpareBank Nord-Norge	865,996	3,675,325
SpareBank 1SMN	1,119,065	7,084,683
SpareBank 1 SR-Bank ASA	1,405,626	6,987,261
		23,235,138
PHILIPPINES—1.7%
Manila Water Company, Inc.	20,257,870	9,426,801
Portugal—1.1%
Redes Energéticas Nacionais, SGPS, S.A.	2,095,500	6,268,511
SINGAPORE—2.2%
Breadtalk Group Limited	4,217,100	3,363,013
M1 Limited	4,646,600	9,206,683
		12,569,696
SOUTH AFRICA—1.5%
Clicks Group Limited	1,303,830	8,473,362
SWEDEN—3.0%
Duni AB	300,401	4,402,345
Loomis AB, Class B	294,800	7,695,688
Nolato AB, Class B	190,200	4,758,909
		16,856,942
SWITZERLAND—0.9%
Vetropack Holding AG	3,186	5,131,506
TAIWAN—3.5%
Chong Hong Construction Co., Ltd.	4,136,055	5,438,955
Holtek Semiconductor, Inc.	5,489,900	7,085,893
WT Microelectronics Co., Limited	6,587,848	6,592,350
		19,117,198
THAILAND—5.0%
Hana Microelectronics PCL	8,004,680	6,230,396
Ratchaburi Electricity Generating Holding PCL	6,951,000	10,245,998
Thai Union Frozen Products PCL	23,844,996	12,088,385
		28,564,779
UNITED KINGDOM—16.1%
Alternative Networks plc	1,502,082	11,839,341
BBA Aviation plc	1,786,791	7,229,390
Character Group plc	496,900	3,800,135
Clarkson plc	116,300	3,580,555
Crest Nicholson Holdings plc	1,164,800	10,052,337
Galliford Try plc	344,528	8,258,616
Halfords Group plc	1,161,258	8,105,171
Lancashire Holdings Limited	1,159,500	12,109,560
The Restaurant Group plc	835,700	8,525,772
Vitec Group plc	464,803	4,387,134
Wetherspoon (J.D.) plc	1,109,100	12,337,526
		90,225,537
TOTAL COMMON STOCK
(Cost $538,341,608)		527,214,140
Preferred Stock—2.2%
GERMANY
Dräegerwerk AG (Cost $15,126,817)	150,600	12,652,863
Short Term Investments—3.6%	Par Value	Value
Money Market—3.6%
State Street Global Advisors FDS (Cost $20,380,703)	$20,380,703	20,380,703
TOTAL INVESTMENTS—99.5%
(Cost $573,849,128)		560,247,706
OTHER ASSETS & LIABILITIES (NET)—0.5%		3,326,889
NET ASSETS—100%		$563,574,595

*	Fair Valued by Valuation Committee as delegated by Pear Tree Funds Board of Trustees that represent 0.05 % of net assets as of September 30, 2015.
(a)	Non-income producing security

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Consumer Discretionary	25.7%
Financials	13.9%
Industrials	13.0%
Consumer Staples	10.3%
Information Technology	7.8%
Utilities	6.4%
Telecommunication Services	6.1%
Health Care	5.9%
Materials	5.1%
Energy	1.7%
Cash and Other Assets (Net)	4.1%

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015 (Unaudited)
	Small Cap	Quality
Assets:
Investments at value (Includes collateral from securities on loan of $5,142,860; $339,300; $1,197,749; $423,506; $0; $0, respectively)* (Note 2)	$94,703,154	$116,868,219
Investment at Value of Affliliated Securities	—	—
Repurchase agreements/commercial paper	1,308,283	123,652
Total Investments	96,011,437	116,991,871
Foreign currency at value (Cost, $16,156 for Quality; $299,555 for Emerging Markets,$112,808 for Risk Parity, $676,329 for Foreign Value, and $346,001 for Foreign Value Small Cap)	—	16,096
Cash	—	—
Dividend, interest and foreign tax reclaims receivable	87,531	195,439
Receivable for investments sold	—	714
Receivable for shares of beneficial interest sold	726	—
Other Assets	19,602	7,527
Total Assets	$96,119,296	$117,211,647
Liabilities:
Payable for investments purchased	—	—
Payable for shares of beneficial interest repurchased	3,912	17,641
Payable for compensation of manager (Note 3)	59,911	65,661
Payable for distribution fees (Note 3)	18,180	22,327
Payable to custodian	1,032	218
Payable to transfer agent (Note 3)	13,310	16,755
Payable for collateral received for securities loaned	5,142,860	339,300
Payable for Foreign Capital Gain Tax	—	—
Other accrued expenses and liabilities	—	1,437
Total Liabilities	$5,239,205	$463,339
Net Assets	$90,880,091	$116,748,308

*	Includes securities on loan to brokers with market value of $5,017,421; $332,592; $1,143,350; $400,403; $0; $0, respectively.

Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap

$78,005,489	$36,912,584	$1,561,045,687	$560,247,706
35,011,431	—	—	—
743,669	26,472	—	—
113,760,589	36,939,056	1,561,045,687	560,247,706

300,476	110,376	677,633	346,668
—	2,908	149,391	—
244,170	75,764	3,694,917	2,625,075
—	—	673,964	605,427
44,899	—	1,225,210	1,181,952
7,238	—	22,387	—
$114,357,372	$37,128,104	$1,567,489,189	$565,006,828

—	13,211	673,964	—
226,741	—	908,328	797,495
67,398	18,254	1,320,786	470,212
21,578	270	204,305	68,556
5,789	467	1,241	3,205
16,923	5,388	231,360	78,574
1,197,749	423,506	—	—
—	—	—	—
1,547	284	15,720	14,191
$1,537,725	$461,380	$3,355,704	$1,432,233
$112,819,647	$36,666,724	$1,564,133,485	$563,574,595

	Small Cap	Quality
Net Assets Consist Of:
Shares of beneficial interest	$72,808,237	$100,314,435
Undistributed net investment income/(loss)	508,357	663,592
Accumulated net realized gain/(loss) on investments and foreign denominated assets, liabilities and currency	5,995,926	12,145,552
Unrealized appreciation/(depreciation) of investments and foreign denominated assets, liabilities and currency	11,567,571	3,624,729
Net Assets	$90,880,091	$116,748,308
Investments at cost Non-affiliated securities	84,443,866	113,367,004
Investments at cost—Affiliated securities	—	—
Total Investment cost	$84,443,866	$113,367,004
Net assets
Ordinary Shares	$87,510,618	$107,312,844
Institutional Shares	$3,369,473	$9,435,464
Shares of beneficial interest outstanding (unlimited number of shares authorized)
Ordinary Shares	3,959,541	6,451,197
Institutional Shares	132,212	538,048
Net asset value and offering price per share**
Ordinary Shares	$22.10	$16.63
Institutional Shares	$25.49	$17.54

**	Includes securities on loan to brokers with market value of $5,017,421; $332,592; $1,143,350; $400,403; $0; $0, respectively.

Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap

$152,692,806	$45,126,048	$1,709,282,805	$566,925,272
3,508,244	452,692	33,970,313	8,493,544

(21,603,703)	(889,650)	(219,727,408)	1,835,014

(21,777,700)	(8,022,366)	40,607,775	(13,679,235)
$112,819,647	$36,666,724	$1,564,133,485	$563,574,595
92,546,886	44,958,818	1,520,268,490	573,849,128
42,984,903	—	—	—
$135,531,789	$44,958,818	$1,520,268,490	$573,849,128

$100,338,273	$1,338,515	$961,456,033	$327,203,926
$12,481,374	$35,328,209	$602,677,452	$236,370,669

5,451,983	163,673	57,326,582	27,059,896
667,782	4,292,811	35,873,516	19,500,508

$18.40	$8.18	$16.77	$12.09
$18.69	$8.23	$16.80	$12.12

PEAR TREE FUNDS

STATEMENT OF OPERATIONS
6 Months Ended September 30, 2015 (Unaudited)
	Small Cap	Quality
Investment Income:
Dividends—Affiliated securities	$—	$—
Dividends—Non-affiliated securities*	851,070	1,329,401
Interest	—	—
Sec Lending Income	368,145	1,140
Miscellaneous	6,832	—
Total Investment Income	$1,226,047	$1,330,541
Expenses:
Compensation of manager (Note 3)	401,087	629,671
Distribution fees, Ordinary Shares (Note 3)	120,689	143,788
Administrative fees (Note 3)	15,375	19,318
Custodian and fund accounting fees	15,058	19,800
Regulatory and Compliance (Note 3)	4,414	5,547
Transfer agent fees (Note 3):
Ordinary Shares	79,434	94,301
Institutional Shares	3,112	8,879
Audit and legal	5,830	8,216
Registration fees	27,920	22,351
Insurance	1,544	3,052
Compensation of trustees (Note 3)	2,669	3,355
Printing	2,951	3,707
Miscellaneous	2,942	3,711
Total expenses before waivers/reimbursements/reductions	683,025	965,696
Waivers and/or reimbursements of expenses (Note 3)	—	(159,851)
Expenses, Net	$683,025	$805,845
Net investment income/(loss)	$543,022	$524,696
Realized and unrealized gain/(loss) on investments,
foreign currency, and foreign translation:
Net realized gain/(loss) (Note 2) on:
Investments	$4	$7,296,326
Foreign denominated assets, liabilities, and currency	—	(15)
Distribution by affiliated investment company	—	—
Change in unrealized appreciation/(depreciation) of:
Investments	(11,009,962)	(13,597,715)
Foreign denominated assets, liabilities, and currency	—	(60)
Net realized and unrealized gain/(loss) on investment and foreign currency	(11,009,958)	(6,301,464)
Net increase/(decrease) in net assets resulting from operations	$(10,466,936)	$(5,776,768)

*
Dividends are net of withholding taxes of $0 for Small Cap, and $20,248 for Quality, $340,805 for Emerging Markets, $83,998 for Risk Parity, $2,776,422 for Foreign Value, and $1,191,983 for Foreign Value Small Cap

Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap

$—	$—	$—	$—
2,543,397	618,971	28,839,185	11,963,710
—	—	6,686	—
10,527	6,239	—	—
—	19	—	38
$2,553,924	$625,229	$28,845,871	$11,963,748

488,971	120,313	8,474,574	2,793,120
154,266	1,917	1,329,405	393,203
21,106	6,112	256,951	77,138
74,000	71,500	258,000	160,000
6,076	1,757	73,725	22,025

101,180	1,343	867,540	256,456
10,270	31,267	511,164	197,217
11,576	3,652	97,362	31,198
16,944	4,290	78,782	96,350
6,569	2,281	25,789	10,455
3,672	1,062	44,580	13,265
4,049	1,173	49,305	14,816
5,002	1,263	50,680	16,791

903,681	247,930	12,117,857	4,082,034
—	—	—	—
$903,681	$247,930	$12,117,857	$4,082,034
$1,650,243	$377,299	$16,728,014	$7,881,714

$(2,522,470)	$(453,103)	$33,952,734	$209,128
(96,147)	(18,144)	(421,761)	(247,983)
—	—	—	—

(21,405,322)	(6,625,061)	(228,531,343)	(73,486,599)
(93)	(1,418)	188,532	50,309

(24,024,032)	(7,097,726)	(194,811,838)	(73,475,145)

$(22,373,789)	$(6,720,427)	$(178,083,824)	$(65,593,431)

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	______________ Small Cap ______________
	Semi-Annual Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$543,022	$190,036
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	4	9,433,215
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(11,009,962)	(10,797,282)
Net increase/(decrease) from operations	$(10,466,936)	$(1,174,031)
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(717,823)
Institutional shares	—	(80,383)
Net realized gains
Ordinary shares	—	(8,875,367)
Institutional shares	—	(749,976)
Total distributions	$—	$(10,423,549)

Fund share transactions (Note 8)	(498,855)	(3,739,490)
Contributions to capital from investment manager/brokers	873	—

Increase/(decrease) in net assets	$(10,964,918)	$(15,337,070)
Net assets beginning of period	101,845,009	117,182,079
Net assets end of period*	$90,880,091	$101,845,009

* Commencement of operation
* Includes undistributed net investment income/(loss) of:	$508,357	$(34,665)

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	_______________ Quality _______________
	Semi-Annual Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$524,696	$1,982,863
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	7,296,311	13,649,116
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(13,597,775)	(4,487,480)
Net increase/(decrease) from operations	$(5,776,768)	$11,144,499
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(1,997,651)
Institutional shares	—	(200,406)
Net realized gains
Ordinary shares	—	(11,349,466)
Institutional shares	—	(995,926)
Total distributions	$—	$(14,543,449)

Fund share transactions (Note 8)	(4,787,806)	5,809,679
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$(10,564,574)	$2,410,729
Net assets beginning of period	127,312,882	124,902,153
Net assets end of period*	$116,748,308	$127,312,882

* Commencement of operation
* Includes undistributed net investment income/(loss) of:	$663,592	$138,896

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	___________ Emerging Markets ___________
	Semi-Annual Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$1,650,243	$1,941,221
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(2,618,617)	754,697
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(21,405,415)	(1,569,436)
Net increase/(decrease) from operations	$(22,373,789)	$1,126,482
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(1,849,625)
Institutional shares	—	(198,656)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$(2,048,281)

Fund share transactions (Note 8)	(4,525,040)	(6,636,939)
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$(26,898,829)	$(7,558,738)
Net assets beginning of period	139,718,476	147,277,214
Net assets end of period*	$112,819,647	$139,718,476

* Commencement of operation
* Includes undistributed net investment income/(loss) of:	$3,508,244	$1,858,001

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	______________ Risk Parity ______________
	Semi-Annual Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$377,299	$476,602
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(471,247)	(148,295)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(6,626,479)	(2,413,017)
Net increase/(decrease) from operations	$(6,720,427)	$(2,084,710)
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(10,947)
Institutional shares	—	(335,853)
Net realized gains
Ordinary shares	—	(3,231)
Institutional shares	—	(78,000)
Total distributions	$—	$(428,031)

Fund share transactions (Note 8)	3,331,585	8,844,772
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$(3,388,842)	$6,332,031
Net assets beginning of period	40,055,566	33,723,535
Net assets end of period*	$36,666,724	$40,055,566

* Commencement of operation
* Includes undistributed net investment income/(loss) of:	$452,692	$75,393

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	_____________ Foreign Value _____________
	Semi-Annual Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$16,728,014	$25,835,461
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	33,530,973	7,123,892
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(228,342,811)	(77,984,752)
Net increase/(decrease) from operations	$(178,083,824)	$(45,025,399)
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(10,795,991)
Institutional shares	—	(8,142,787)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$(18,938,778)

Fund share transactions (Note 8)	116,885,351	210,393,828
Contributions to capital from investment manager/brokers	618	2,026

Increase/(decrease) in net assets	$(61,197,855)	$146,431,677
Net assets beginning of period	1,625,331,340	1,478,899,663
Net assets end of period*	$1,564,133,485	$1,625,331,340

* Commencement of operation
* Includes undistributed net investment income/(loss) of:	$33,970,313	$17,242,299

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value ______________ Small Cap ______________
	Semi-Annual Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$7,881,714	$3,143,933
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(38,855)	4,684,157
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(73,436,290)	1,666,169
Net increase/(decrease) from operations	$(65,593,431)	$9,494,259
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(1,863,942)
Institutional shares	—	(1,593,950)
Net realized gains
Ordinary shares	—	(51,740)
Institutional shares	—	(35,129)
Total distributions	$—	$(3,544,761)

Fund share transactions (Note 8)	195,822,952	241,656,637
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$130,229,521	$247,606,135
Net assets beginning of period	433,345,074	185,738,939
Net assets end of period*	$563,574,595	$433,345,074
* Commencement of operation
* Includes undistributed net investment income/(loss) of:	$8,493,544	$611,830

PEAR TREE POLARIS SMALL CAP FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	For the six months ended September 30,	Years Ended March 31,
	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$24.65	$27.62	$22.50	$20.36	$19.92	$16.45
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.13	0.04	(0.08)	(0.03)	(0.08)	0.04
Net realized and unrealized gain/(loss) on securities	(2.68)	(0.37)	5.20	2.17	0.57	3.52
Total from Investment Operations	(2.55)	(0.33)	5.12	2.14	0.49	3.56
Less Distributions:
Dividends from net investment income	—	(0.20)	—	—	(0.05)	(0.09)
Distributions from realized capital gains	—	(2.44)	—	—	—	—
Total Distributions	—	(2.64)	—	—	(0.05)	(0.09)
Net Asset Value, End of Period	$22.10	$24.65	$27.62	$22.50	$20.36	$19.92
Total Return	(10.34)%	(0.36)%	22.76%	10.51%	2.48%	21.69%
Net Assets, End of Period (000’s)	$87,511	$98,084	$107,370	$101,275	$95,870	$113,675
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.37%	1.50%	1.53%	1.63%	1.67%	1.64%
Net	1.37%	1.50%	1.53%	1.63%	1.67%	1.64%
Ratio of net investment income (loss) to average net assets (b)	1.07%	0.17%	(0.30)%	(0.16)%	(0.44)%	0.23%
Portfolio Turnover	0%	94%	67%	54%	53%	71%

	Institutional Shares
	For the six months ended September 30,	Years Ended March 31,
	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$28.39	$31.37	$25.48	$23.00	$22.50	$18.56
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.19	0.11	(0.02)	0.02	(0.04)	0.09
Net realized and unrealized gain/(loss) on securities	(3.09)	(0.39)	5.91	2.46	0.63	3.98
Total from Investment Operations	(2.90)	(0.28)	5.89	2.48	0.59	4.07
Less Distributions:
Dividends from net investment income	—	(0.26)	—	—	(0.09)	(0.13)
Distributions from realized capital gains	—	(2.44)	—	—	—	—
Total Distributions	—	(2.70)	—	—	(0.09)	(0.13)
Net Asset Value, End of Period	$25.49	$28.39	$31.37	$25.48	$23.00	$22.50
Total Return	(10.21)%	(0.11)%	23.12%	10.78%	2.69%	21.98%
Net Assets, End of Period (000’s)	$3,369	$3,761	$9,812	$8,000	$6,242	$7,806
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.12%	1.28%	1.28%	1.38%	1.42%	1.39%
Net	1.12%	1.28%	1.28%	1.38%	1.42%	1.39%
Ratio of net investment income (loss) to average net assets (b)	1.32%	0.36%	(0.08)%	0.07%	(0.19)%	0.48%
Portfolio Turnover	0%	94%	67%	54%	53%	71%

(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE QUALITY FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	For the six months ended September 30,	Years Ended March 31,
	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.47	$18.10	$15.85	$14.33	$12.36	$11.37
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.07	0.28	0.19	0.16	0.17	0.09
Net realized and unrealized gain/(loss) on securities	(0.91)	1.30	2.24	1.52	1.92	1.01
Total from Investment Operations	(0.84)	1.58	2.43	1.68	2.09	1.10
Less Distributions:
Dividends from net investment income	—	(0.33)	(0.18)	(0.16)	(0.12)	(0.11)
Distributions from realized capital gains	—	(1.88)	—	—	—	—
Total Distributions	—	(2.21)	(0.18)	(0.16)	(0.12)	(0.11)
Net Asset Value, End of Period	$16.63	$17.47	$18.10	$15.85	$14.33	$12.36
Total Return	(4.81)%	9.12%	15.40%	11.85%	16.99%	9.78%(d)
Net Assets, End of Period (000’s)	$107,313	$116,104	$114,857	$98,033	$92,557	$62,920
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.56%	1.54%	1.55%	1.62%	1.66%	1.93%
Net including dividend and interest expense for securities sold short	N/A	N/A	N/A	N/A	N/A	1.89%
Net excluding dividend and interest expense for securities sold short	1.30%	1.29%	1.30%	1.46%	1.51%	1.85%
Ratio of net investment income (loss) to average net assets (c)	0.81%	1.52%	1.13%	1.11%	1.28%	0.84%
Portfolio Turnover	22%	49%	35%	40%	68%	283%(f)

	Institutional Shares
	For the six months ended September 30,	Years Ended March 31,
	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.39	$18.95	$16.58	$14.95	$12.85	$11.80
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.10	0.35	0.25	0.24	0.25	0.12
Net realized and unrealized gain/(loss) on securities	(0.95)	1.35	2.35	1.59	1.99	1.06
Total from Investment Operations	(0.85)	1.70	2.60	1.83	2.24	1.18
Less Distributions:
Dividends from net investment income	—	(0.38)	(0.23)	(0.20)	(0.14)	(0.13)
Distributions from realized capital gains	—	(1.88)	—	—	—	—
Total Distributions	—	(2.26)	(0.23)	(0.20)	(0.14)	(0.13)
Net Asset Value, End of Period	$17.54	$18.39	$18.95	$16.58	$14.95	$12.85
Total Return	(4.62)%	9.34%	15.74%	12.37%	17.57%	10.07%(d)
Net Assets, End of Period (000’s)	$9,435	$11,209	$10,045	$3,576	$2,558	$809
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.30%	1.29%	1.31%	1.35%	1.41%	1.71%
Net including dividend and interest expense for securities sold short	N/A	N/A	N/A	N/A	N/A	1.67%
Net excluding dividend and interest expense for securities sold short	1.05%	1.04%	1.03%	1.01%	1.00%	1.63%
Ratio of net investment income (loss) to average net assets (c)	1.05%	1.83%	1.38%	1.58%	1.85%	1.08%
Portfolio Turnover	22%	49%	35%	40%	68%	283%(f)

Note:	This Fund changed its investment strategy on January 27, 2011.
(a)	Per share numbers have been calculated using the average shares method.
(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)	The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.
(e)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
(f)	Portfolio turnover is calculated on long security positions only. Short positions are generally held for less than one year.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	For the six months ended September 30,	Years Ended March 31,
	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.94	$22.15	$23.56	$22.67	$25.18	$21.23
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.26	0.29	0.33	0.37	0.41	0.24
Net realized and unrealized gain/(loss) on securities	(3.80)	(0.18)	(1.45)	0.85	(2.44)	3.96
Total from Investment Operations	(3.54)	0.11	(1.12)	1.22	(2.03)	4.20
Less Distributions:
Dividends from net investment income	—	(0.32)	(0.29)	(0.33)	(0.48)	(0.25)
Distributions from realized capital gains	—	—	—	—	—	—
Total Distributions	—	(0.32)	(0.29)	(0.33)	(0.48)	(0.25)
Net Asset Value, End of Period	$18.40	$21.94	$22.15	$23.56	$22.67	$25.18
Total Return	(16.13)%	0.54%	(4.77)%	5.41%	(7.80)%	19.86%
Net Assets, End of Period (000’s)	$100,338	$127,295	$131,920	$140,267	$145,201	$176,386
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.35%	1.37%	1.60%	1.76%	1.76%	1.77%
Net	1.35%	1.37%	1.60%	1.76%	1.76%	1.77%
Ratio of net investment income (loss) to average net assets (b)	2.41%	1.26%	1.50%	1.66%	1.80%	1.05%
Portfolio Turnover	24%	35%	61%	25%	56%	68%

	Institutional Shares
	For the six months ended September 30,	Years Ended March 31,
	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.26	$22.46	$23.88	$22.97	$25.53	$21.48
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.28	0.35	0.39	0.43	0.41	0.42
Net realized and unrealized gain/(loss) on securities	(3.85)	(0.18)	(1.46)	0.87	(2.42)	3.89
Total from Investment Operations	(3.57)	0.17	(1.07)	1.30	(2.01)	4.31
Less Distributions:
Dividends from net investment income	—	(0.37)	(0.35)	(0.39)	(0.55)	(0.26)
Distributions from realized capital gains	—	—	—	—	—	—
Total Distributions	—	(0.37)	(0.35)	(0.39)	(0.55)	(0.26)
Net Asset Value, End of Period	$18.69	$22.26	$22.46	$23.88	$22.97	$25.53
Total Return	(16.04)%	0.81%	(4.52)%	5.69%	(7.56)%	20.14%
Net Assets, End of Period (000’s)	$12,481	$12,424	$15,358	$15,165	$15,569	$11,267
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.11%	1.11%	1.35%	1.49%	1.52%	1.51%
Net	1.11%	1.11%	1.35%	1.49%	1.52%	1.51%
Ratio of net investment income (loss) to average net assets (b)	2.61%	1.52%	1.74%	1.92%	1.81%	1.94%
Portfolio Turnover	24%	35%	61%	25%	56%	68%

(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	For the six months ended September 30, 2015	Year Ended March 31, 2015	June 27, 2013* through March 31, 2014
Net Asset Value, Beginning of Period	$9.73	$10.30	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.08	0.09	(0.03)
Net realized and unrealized gain/(loss) on securities	(1.63)	(0.57)	0.40
Total from Investment Operations	(1.55)	(0.48)	0.37
Less Distributions:
Dividends from net investment income	—	(0.07)	—
Distributions from realized capital gains	—	(0.02)	(0.07)
Total Distributions	—	(0.09)	(0.07)
Net Asset Value, End of Period	$8.18	$9.73	$10.30
Total Return	(15.93)%	(4.63)%	3.68%***
Net Assets, End of Period (000’s)	$1,339	$1,558	$652
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.48%	1.54%	2.10%**
Net	1.48%	1.54%	2.10%**
Ratio of net investment income (loss) to average net assets (b)	1.64%	0.88%	(0.43)%**
Portfolio Turnover	9%	34%	42%***

	Institutional Shares
	For the six months ended September 30, 2015	Year Ended March 31, 2015	June 27, 2013* through March 31, 2014
Net Asset Value, Beginning of Period	$9.78	$10.35	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.09	0.13	0.01
Net realized and unrealized gain/(loss) on securities	(1.64)	(0.59)	0.41
Total from Investment Operations	(1.55)	(0.46)	0.42
Less Distributions:
Dividends from net investment income	—	(0.09)	—
Distributions from realized capital gains	—	(0.02)	(0.07)
Total Distributions	—	(0.11)	(0.07)
Net Asset Value, End of Period	$8.23	$9.78	$10.35
Total Return	(15.85)%	(4.41)%	4.19%***
Net Assets, End of Period (000’s)	$35,328	$38,497	$33,071
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.23%	1.28%	1.69%**
Net	1.23%	1.28%	1.69%**
Ratio of net investment income (loss) to average net assets (b)	1.89%	1.20%	0.09%**
Portfolio Turnover	9%	34%	42%***

*	Fund commenced operations June 27, 2013.
**	Annualized.
***	Not Annualized.
(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE POLARIS FOREIGN VALUE FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	For the six months ended September 30,	Years Ended March 31,
	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.67	$19.38	$15.83	$13.64	$14.68	$12.45
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.18	0.29	0.19	0.15	0.12	0.07
Net realized and unrealized gain/(loss) on securities	(2.08)	(0.80)	3.49	2.12	(1.09)	2.31
Total from Investment Operations	(1.90)	(0.51)	3.68	2.27	(0.97)	2.38
Less Distributions:
Dividends from net investment income	—	(0.20)	(0.13)	(0.08)	(0.07)	(0.15)
Distributions from realized capital gains	—	—	—	—	—	—
Total Distributions	—	(0.20)	(0.13)	(0.08)	(0.07)	(0.15)
Net Asset Value, End of Period	$16.77	$18.67	$19.38	$15.83	$13.64	$14.68
Total Return	(10.18)%	(2.53)%	23.28%	16.73%	(6.55)%	19.17%(c)
Net Assets, End of Period (000’s)	$961,456	$1,030,641	$908,108	$705,210	$386,011	$369,550
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.52%	1.52%	1.54%	1.59%	1.64%	1.62%
Net	1.52%	1.52%	1.54%	1.59%	1.64%	1.62%
Ratio of net investment income (loss) to average net assets (b)	1.90%	1.55%	1.11%	1.04%	0.93%	0.56%
Portfolio Turnover	5%	2%	3%	10%	18%	9%

	Institutional Shares
	For the six months ended September 30,	Years Ended March 31,
	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.68	$19.39	$15.83	$13.63	$14.68	$12.45
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.20	0.33	0.24	0.17	0.14	0.10
Net realized and unrealized gain/(loss) on securities	(2.08)	(0.80)	3.48	2.15	(1.09)	2.31
Total from Investment Operations	(1.88)	(0.47)	3.72	2.32	(0.95)	2.41
Less Distributions:
Dividends from net investment income	—	(0.24)	(0.16)	(0.12)	(0.10)	(0.18)
Distributions from realized capital gains	—	—	—	—	—	—
Total Distributions	—	(0.24)	(0.16)	(0.12)	(0.10)	(0.18)
Net Asset Value, End of Period	$16.80	$18.68	$19.39	$15.83	$13.63	$14.68
Total Return	(10.06)%	(2.29)%	23.58%	17.07%	(6.34)%	19.48%(c)
Net Assets, End of Period (000’s)	$602,677	$594,691	$570,792	$180,265	$98,109	$78,790
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.27%	1.27%	1.28%	1.33%	1.39%	1.37%
Net	1.27%	1.27%	1.28%	1.33%	1.39%	1.37%
Ratio of net investment income (loss) to average net assets (b)	2.10%	1.76%	1.37%	1.22%	1.07%	0.79%
Portfolio Turnover	5%	2%	3%	10%	18%	9%

(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)	The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.
(d)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	For the six months ended September 30,	Period Ended March 31,
	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.35	$13.17	$10.50	$9.02	$11.19	$10.28
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.18	0.15	0.14	0.14	0.21	0.09
Net realized and unrealized gain/(loss) on securities	(1.44)	0.17	2.66	1.50	(1.29)	1.25
Total from Investment Operations	(1.26)	0.32	2.80	1.64	(1.08)	1.34
Less Distributions:
Dividends from net investment income	—	(0.14)	(0.13)	(0.16)	(0.10)	(0.08)
Distributions from realized capital gains	—	—	—	—	(0.99)	(0.35)
Total Distributions	—	(0.14)	(0.13)	(0.16)	(1.09)	(0.43)
Net Asset Value, End of Period	$12.09	$13.35	$13.17	$10.50	$9.02	$11.19
Total Return	(9.44)%	2.57%	26.80%	18.34%	(8.20)%	13.12%(c)
Net Assets, End of Period (000’s)	$327,204	$233,185	$138,321	$92,806	$72,737	$78,307
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.57%	1.56%	1.58%	1.66%	1.70%	1.69%
Net	1.57%	1.56%	1.58%	1.66%	1.70%	1.69%
Ratio of net investment income (loss) to average net assets (b)	2.70%	1.15%	1.23%	1.55%	2.14%	0.82%
Portfolio Turnover	0%	11%	4%	9%	22%	54%

	Institutional Shares
	For the six months ended September 30,	Years Ended March 31,
	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.36	$13.19	$10.51	$9.03	$11.21	$10.30
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.20	0.14	0.16	0.17	0.24	0.09
Net realized and unrealized gain/(loss) on securities	(1.44)	0.21	2.67	1.49	(1.30)	1.28
Total from Investment Operations	(1.24)	0.35	2.83	1.66	(1.06)	1.37
Less Distributions:
Dividends from net investment income	—	(0.18)	(0.15)	(0.18)	(0.13)	(0.11)
Distributions from realized capital gains	—	—	—	—	(0.99)	(0.35)
Total Distributions	—	(0.18)	(0.15)	(0.18)	(1.12)	(0.46)
Net Asset Value, End of Period	$12.12	$13.36	$13.19	$10.51	$9.03	$11.21
Total Return	(9.28)%	2.79%	27.16%	18.59%	(7.99)%	13.40%(c)
Net Assets, End of Period (000’s)	$236,371	$200,160	$47,418	$22,459	$20,567	$23,973
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.32%	1.31%	1.33%	1.41%	1.43%	1.44%
Net	1.32%	1.31%	1.33%	1.41%	1.43%	1.44%
Ratio of net investment income (loss) to average net assets (b)	2.98%	1.12%	1.47%	1.88%	2.45%	0.92%
Portfolio Turnover	0%	11%	4%	9%	22%	54%

(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)	The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.
(d)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2015 (unaudited)

1. Organization of the Trust

Pear Tree Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has six series (each a “Fund” and collectively the “Funds”), each with a distinct investment objective.

Pear Tree Polaris Small Cap Fund (“Small Cap”) seeks maximum long-term capital appreciation. Small Cap formerly was known as Pear Tree Columbia Small Cap Fund.

Pear Tree Quality Fund (“Quality”) seeks long-term growth of capital.

Pear Tree Polaris Foreign Value Fund (“Foreign Value”) seeks long-term capital growth and income.

Pear Tree Polaris Foreign Value Small Cap Fund (“Foreign Value Small Cap”) seeks long-term capital growth and income.

Pear Tree PanAgora Dynamic Emerging Markets Fund (“Emerging Markets”) seeks long-term growth of capital.

Pear Tree PanAgora Risk Parity Emerging Markets Fund (“Risk Parity”) seeks long-term growth of capital.

Each of the Funds is a “non-diversified company,” within the meaning of the 1940 Act, other than Emerging Markets, which is a “diversified company.”

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

Each Fund offers two classes of shares, designated as Ordinary Shares and Institutional Shares. The classes differ principally in their respective expense structure and minimum investment requirements. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and has equal rights to voting (except as noted in the following sentence), redemptions, dividends and liquidation. Ordinary Shares bear distribution (Rule 12b-1) fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Ordinary Share shareholders. There is no distribution plan for Institutional Shares.

At times, a Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. To the extent that a Fund is permitted to invest in foreign markets, emerging markets or countries with limited or developing markets, such investments may subject the Fund to a greater degree of risk than in the U.S. market or a developed market. Risks associated with these foreign and developing markets include political, social or economic factors and may affect the price of a Fund’s investments and income generated by these investments, as well as a Fund’s ability to repatriate such amounts. Information regarding each Fund’s principal risks is contained in the Funds’ prospectus. Please refer to the Funds’ prospectus when considering a Fund’s risks.

2. Significant Accounting Policies

Each Fund’s financial statements have been prepared in conformity with U.S. generally accepted accounting principles. Those principals require the management of the Funds to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.

Security Valuation

Portfolio securities are valued each business day generally at the last reported sale price on the principal exchange or market on which they are traded. If on a business day there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For securities where no such sales have been reported, a Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures (the “Valuation Procedures”) established by the Funds’ Trustees (the “Trustees”), which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates at the time of valuation. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s net asset value. Because foreign markets may be open at different times than when the New York Stock Exchange is open for regular trading, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using the Valuation Procedures.

The Funds’ Valuation Procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers in changing an investment’s assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2015:
	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Market Value at September 30, 2015
	Level 1	Level 2	Level 3	Total
Small Cap
Common Stock*	$77,861,814	$—	$—	$77,861,814
Real Estate Inv. Trusts	11,698,480	—	—	11,698,480
Short Term Investments	5,142,860	1,308,283	—	6,451,143
Total	$94,703,154	$1,308,283	—	$96,011,437
Quality
Common Stock*	$98,444,901	$—	$—	$98,444,901
Depository Receipts	18,084,018	—	—	18,084,018
Short Term Investments	339,300	123,652	—	462,952
Total	$116,868,219	$123,652	—	$116,991,871
Emerging Markets
Common Stock*	$67,452,927	$1,306,139	$—	$68,759,066
Common Stock Units	1,134,263	—	—	1,134,263
Depository Receipts	4,813,796	—	—	4,813,796
Mutual Funds	35,011,431	—	—	35,011,431
Preferred Stock	1,931,273	—	—	1,931,273
Real Estate Inv. Trusts	169,342	—	—	169,342
Short Term Investments	1,197,749	743,669	—	1,941,418
Total	$111,710,781	$2,049,808	—	$113,760,589
Risk Parity
Common Stock*	$27,024,892	$1,983,763	$28,803	$29,037,458
Common Stock Units	138,285	—	—	138,285
Depository Receipts	2,655,345	—	—	2,655,345
Mutual Funds	3,775,174	—	—	3,775,174
Preferred Stock	697,277	—	—	697,277
Real Estate Inv. Trusts	185,539	—	—	185,539
Short Term Investments	423,506	26,472	—	449,978
Total	$34,900,018	$2,010,235	$28,803	$36,939,056
Foreign Value
Common Stock*	$1,367,900,303	$29,098,176	$200,712	$1,397,199,191
Depository Receipts	115,827,313	—	—	115,827,313
Short Term Investments	48,019,183	—	—	48,019,183
Total	$1,531,746,799	$29,098,176	200,712	$1,561,045,687
Foreign Value Small Cap
Common Stock*	$498,382,098	$28,564,779	$267,263	$527,214,140
Preferred Stock	12,652,863	—	—	12,652,863
Short Term Investments	20,380,703	—	—	20,380,703
Total	$531,415,664	$28,564,779	$267,263	$560,247,706

The following is a reconciliation of Level 3 assets for which unobservable inputs were used to determine fair value.
	Risk Parity Common Stock	Foreign Value	Foreign Value Small Cap Common Stock
Balances as of 3/31/2015	$35,479	$—	$74,762
Realized gain (loss)	$8,823	—	$—
Changed in unrealized appreciation (depreciation)	$(7,740)	—	$(2,685)
Purchases	$—	—	$—
Sales	$(21,450)	—	$—
Transfer in	$28,803	$200,712	$195,186
Transfer out	$(15,112)	—	$
Balances as of 9/30/2015	$28,803	$200,712	$267,263

*	Refer to Schedule of Investments for breakout by industry or country.
*	Transfers between Levels are recognized at the end of the reporting period.
*
Risk Parity Fund transferred $37,702 out of Level 2 and $15,112 out of Level 3 into Level 1. Risk Parity also transferred $15,147 out of Level 1 into Level 3 and $13,656 out of Level 2 into Level 3. Foreign Value Fund transferred $200,712 out of Level 1 into Level 3. Foreign Value Small Cap transferred $195,186 out of Level 1 into Level 3. Small Cap, Quality and Emerging Markets Funds had no transfers at period end.

*	Common stock labeled as Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

	Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap
Banks	$662,019	$213,225	$—	$—
Chemicals	—	96,683	—	—
Construction Materials	—	77,983	—	—
Diversified Financials	280,191	—	—	—
Diversified Telecommunications	—	52,300	—	—
Electric Utilities	—	115,691	—	10,245,998
Electronic Equipment & Instruments	363,929	135,776	—	6,230,396
Food and Drug Retailing	—	71,405	—	—
Food Products	—	99,212	—	12,088,385
Health Care Providers & Services	—	245,298	—	—
Hotels, Restaurants & Leisure	—	66,134	—	—
Media	—	75,647	—	—
Multiline Retail	—	108,669	—	—
Oil & Gas	—	171,107	29,098,176	—
Real Estate	—	63,004	—	—
Specialty Retail	—	90,519	—	—
Transportation Infrastructure	—	187,783	—	—
Wireless Telecommunication Services	—	113,327	—	—
	$1,306,139	$1,983,763	$29,098,176	$28,564,779

*	Common stock labeled as Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:
	Risk Parity	Foreign Value	Foreign Value Small Cap
Hotel Restaurant & Leisure	$—	$200,712	$195,186
Leisure Equipment & Products	—	—	72,077
Marine	12,627	—	—
Pharmaceuticals & Biotechnology	13,656	—	—
Semi-Conductor Equipment & Products	2,520	—	—
	$28,803	$200,712	$267,263

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2015;
Common Stock	Fair Value September 30, 2015	Valuation Methodologies	Unobservable Input (1)	Range	Impact to Valuation from a Decrease in Input (2)
Risk Parity	$12,627	Adjusted last trade	Adjustment	100%	Decrease
	$13,656	Adjusted last trade	Adjustment	100%	Decrease
	$2,520	Adjusted last trade	Adjustment	100%	Decrease
Foreign Value	$200,712	Market Comparability	Comparability Adjustment	100%	Decrease
Foreign Value
Small Cap	$195,186	Market Comparability	Comparability Adjustment	100%	Decrease
	$72,077	Market Comparability	Comparability Adjustment	100%	Decrease

1.	In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, and company specific developments.

2.
This column represents the directional change in the fair value of the Level 3 investments that would result from a decrease to the corresponding unobservable input. An increase to the observable input would have the opposite effect.

Offsetting Assets and Liabilities

The Funds have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of their financial statements to understand the effect of those arrangements on their financial position. During the 6-month period ended September 30, 2015, the Funds were not subject to any master netting arrangements or similar agreements.

The table below shows the offsetting assets and liabilities relating to the repurchase agreement and the securities lending agreements shown on the Statement of Assets and Liabilities.
				Gross Amounts not offset in the statement of Financial Position
Repurchase Agreements	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments	Collateral Pledged (Received)	Net Amount
Small Cap	$1,308,283	$—	$1,308,283	$1,308,283	$—	$—
Quality	123,652	—	123,652	123,652	—	—
Emerging Markets	743,669	—	743,669	743,669	—	—
Risk Parity	26,472	—	26,472	26,472	—	—

				Gross Amounts not offset in the statement of Financial Position
Security Lending	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments	Collateral Pledged (Received)	Net Amount
Small Cap	$5,142,860	$—	$5,142,860	$5,142,860(a)	$—	—
Quality	339,300	—	339,300	339,300(a)	—	—
Emerging Markets	1,197,749	—	1,197,749	1,197,749(a)	—	—
Risk Parity	423,506	—	423,506	423,506(a)	—	—

(a)	Collateral for securities on loan is included in the Schedule of Investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be minimal.

Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financials were issued. There were no events or transactions that occurred during the period that materially impacted the accounts or disclosures in the Funds’ financial statements.

Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Distributions received on securities that represent a return of capital or a capital gain is recorded as a reduction of cost of investments and/or as a realized gain. Each Fund estimates the components of distributions that may be considered nontaxable distributions or capital gain distributions for tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund’s investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.

Repurchase Agreements

The Funds’ custodian takes possession of securities collateralizing repurchase agreements through the federal book-entry system. Collateral is marked to market daily to confirm that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the Repurchase Agreement counterparty defaults or enters into bankruptcy.

Counterparty Credit Risk

Some transactions in which a Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, a Fund is subject to the risk that the counterparty will not perform obligations under the related contract. Although a Fund expects to enter into transactions only with counterparties believed by the Fund’s investment manager or sub-adviser to be creditworthy, there can be no assurance that counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

The purchase of participatory notes involves risk that is in addition to the risks normally associated with a direct investment in the underlying securities. A Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note.

Foreign Currency Transactions

All monetary items, including income and expenses, denominated in foreign currencies are translated into U.S. dollars based on prevailing exchange rates at the close of each business day.

A Fund’s reported net realized gains and losses on foreign currency transactions equals the sum of net gains and losses realized by the Fund between the trade and settlement dates on currency transactions, plus the difference between the amount of net investment income accrued by the Fund and the U.S. dollar amount actually received by the Fund. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it is opened and the value at the time it is closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

There were no open foreign currency contracts held by any Fund at September 30, 2015.

Securities Lending

To generate additional income, each of Small Cap, Quality, Emerging Markets and Risk Parity lend some of its securities to third-party borrowers using Securities Finance Trust Company (“eSecLending”) as the Funds’ lending agent. Small Cap, Quality, Emerging Markets and Risk Parity may each lend up to 30 percent of its assets pursuant to certain agreements (“Securities Lending Agreements”) requiring that the loan be continuously secured by cash or securities. Securities loaned are arranged by eSecLending with certain pre-approved borrowers, typically broker-dealers acting on behalf of their clients. The borrowers are required to provide cash or securities as collateral against loaned securities in the amount of 105 percent of the market value of borrowings for Emerging Markets and Risk Parity, and 102 percent of the borrowings for the Small Cap and Quality. Collateral is marked-to-market daily. Cash collateral is invested in a registered money market fund.

Risks such as delay in recovery of securities may occur should the borrower of the securities fail financially or should the value of the securities loaned increase above the value of the collateral received. eSecLending provides indemnification insurance via highly rated third-party insurers to cover these potential risks.

At September 30, 2015, the following Funds had collateral and loans outstanding of:
	Value of Collateral	Value of Loaned Securities
Small Cap	$5,142,860	5,017,421
Quality	339,300	332,592
Emerging Markets	1,197,749	1,143,350
Risk Parity	423,506	400,403

Expenses and Class Allocations

The majority of the expenses of the Funds are attributed to the individual Fund and Class for which they are incurred. Expenses that are not attributed to a specific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares.

Distribution (12b-1) fees on Ordinary Shares are calculated based on the average daily net asset value attributable to the Ordinary Shares of the respective Fund. Institutional Shares are not subject to distribution (12b-1) fees. Shareholders of each class share all expenses and fees paid to the transfer agent, Pear Tree Institutional Services, for its services, which are allocated based on the net assets in each class and the ratable allocation of related out-of-pocket expenses. Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day. (See Note 3.)

Distributions to Shareholders

Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner, at the same time, and i the same amount, except that Ordinary Shares incur distribution (12b-1) fees while Institutional Shares do not. Distributions from net investment income for each Fund, if any, are declared and paid annually. Distributions from net realized gains for each Fund, if any, are generally declared and paid annually.

3. Management Fee, Advisery Contracts and Other Affiliate Transactions

The Funds have entered into a management agreement (the “Management Agreement”) with Pear Tree Advisers, Inc. (the “Manager”). Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of the portfolio advisers, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00 percent of the average daily total net assets of each of the Funds except for Risk Parity an annual rate 0.60 percent of the average daily total net assets. As of January 1, 2015, the annual rate relating to Small Cap decreased from 1.00 percent to 0.80 percent of the daily total net assets.

From January 27, 2011 to July 31, 2013, the Manager had waived a portion of its management fee relating to Quality Fund by an amount equal to the annualized rate of 0.15 percent of Qualitys average daily net assets if and when the Quality’s average daily net assets were up to $100 million, and in an amount equal to the annualized rate of 0.25 percent of Quality’s average daily net assets if and when Quality’s average daily net assets were equal to or greater than $100 million. From April 1, 2011 to August 1, 2013, the Manager had waived or reimbursed Fund expenses relating to Institutional Shares of Quality such that the total annualized fund operating expenses relating to Institutional Shares were not more than 1.00 percent.

Beginning December 1, 2013, the Manager has agreed until July 31, 2016 to waive a portion of its management fee relating to Quality by an amount equal to the annualized rate of 0.25 percent of Quality’s average daily net assets if and when the Quality’s average daily net assets up to and including $125 million, and in an amount equal to the annualized rate of 0.50 percent of Quality’s average daily net assets if and when Quality’s average daily net assets in excess of $125 million. The Trustees of the Fund may at any time terminate this arrangement .

In addition, under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap to the extent that the total expenses of Small Cap individually exceed 2 percent of average net assets for any fiscal year. Small Cap expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the six months ended September 30, 2015, aggregate management fees exclusive of fee waivers and Fund reimbursements, from all Funds were $12,907,736.

The Manager has entered into sub-advisory contracts with the following sub-advisers (collectively the “Sub-Advisers”) to provide investment sub-advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap thru 12/31/14 and Quality), PanAgora Asset Management, Inc. (Emerging Markets and Risk Parity), and Polaris Capital Management, LLC (Small Cap commencing on 1/1/15, Foreign Value and Foreign Value Small Cap).

For services rendered, the Manager pays to the Sub-Advisers of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. During the six months ended September 30, 2015, the fees paid by the Manager to the Sub-Advisers of the Funds were as follows:
Small Cap	0.25% of the first $100 million and
0.30% of amounts in excess of $100 million but less than $200 million and
0.325% of amounts in excess of $200 million of average daily total net assets

Quality	0.10% of the first $100 million and
0.08% of amounts in excess of $100 million but less than $250 million and
0.06% of amounts in excess of $250 million of average daily total net assets

Emerging Markets	0.47% of the first $300 million and
0.50% of amounts in excess of $300 million of average daily total net assets

Risk Parity	0.25% of the first $300 million and
0.30% of amounts in excess of $300 million but less than $600 million and
0.35% of amounts in excess of $600 million of average daily total net assets

Foreign Value	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of assets in excess of $200 million of average daily total net assets

Foreign Value Small Cap	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of amounts in excess of $200 million of average daily total net assets.

The Funds have entered into a distribution agreement (the “Distribution Agreement”) with U.S. Boston Capital Corporation (the “Distributor”). For its services under the Distribution Agreement, the Distributor receives the distribution (12b-1) fees, that is, 0.25 percent of the average daily net asset value of the Ordinary Shares of the Funds, payable monthly.

Holders of Institutional Shares pay no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. During the six months ended September 30, 2015 the aggregate distribution fees of the Funds were $2,143,268.

Transfer agent functions are provided to the Funds by Pear Tree Institutional Services, a division of the Manager (the “Transfer Agent”), pursuant to a transfer agent agreement (the “Transfer Agent Agreement”). The Transfer Agent Agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16 percent of the average daily total net asset value of each class of shares of the Funds and for reimbursement of out of pocket expenses. During the six months ended September 30, 2015, the aggregate fees of the Funds paid to the Transfer Agent were $2,162,163.

Pursuant to an Administration Agreement, the Manager provides certain administrative services to the Funds. During the six months ended September 30, 2015, fees paid to the Manager pursuant to this agreement were $396,000.

The Trustees have approved reimbursement to the Manager for a percentage of the compensation paid by the Manager to the Trust’s Chief Compliance Officer. For the six months ended September 30, 2015, the Trust reimbursed the Manager for the Chief Compliance Officer’s compensation in the aggregate amount of $113,544.

Custody and fund accounting services are provided by State Street Bank and Trust Company. Custody credits generated by interest earned on un-invested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.

For the six months ended September 30, 2015, each Trustee who was not an “interested person” of the Trust, as that term is defined in the 1940 Act, received a fee for serving in that role in the amount of $15,750, and each of the Chairman of the Board’s Audit Committee and the Lead Independent Trustee of the Board received an additional $1,500. Compensation for the services of the Trustee who was an interested person of the Trust during that period was paid by the Manager. All fees paid to the Trustees by the Funds, were allocated among the Funds in proportion to their respective net assets.

As of September 30, 2015, the market value of all securities of affiliated companies held in Emerging Markets amounted to $35,011,431, representing approximately 31.0% of net assets.
Share Balance 3/31/15	Purchases	Reinvested	Share Balance 9/30/15	Realized Gain Loss	LT Cap Gain	Dividend Income	Value at 9/30/15	Acquisition Cost
3,912,134	341,989	—	4,254,123	—	—	—	$35,011,431	$42,984,903

4. Purchases and Sales

During the six months ended September 30, 2015, purchases of investment securities other than U.S. Government obligations and short-term investments for Small Cap, Quality, Emerging Markets, Risk Parity, Foreign Value, and Foreign Value Small Cap, were $5,984,239, $27,710,822, $32,032,812, $7,434,664, $201,818,421, and $217,807,975, respectively. Sales of such securities for the Funds were $0, $31,044,316, $35,010,484, $3,687,492, $82,879,010, and $1,545,753, respectively.

5. Contingent Liability

The Trust maintains a joint fidelity bond with the Funds’ Transfer Agent through ICI Mutual Insurance Company (“ICI Mutual”). The annual premium is allocated between the Funds and the Transfer Agent.

6. Concentration of Risk

The relatively large investments of Emerging Markets and Risk Parity in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of each Fund’s investments and the income they generate, as well as each Fund’s ability to repatriate such amounts.

7. Federal Income Taxes

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies. Therefore no Federal income tax provision is required.

The tax components of capital shown in the following tables represent: (1) losses or deductions the portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Certain Funds had capital loss carryovers at March 31, 2015. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.
March 31, 2015
Portfolio	Capital Loss Expires March 31, 2017	Capital Loss Expires 2018	Capital Loss Expires 2019	Capital Loss No Expiration Short Term	Capital Loss No Expiration Long Term	Total Capital Loss
Small Cap	$—	$—	$—	$—	$—	$—
Quality	—	—	—	—	—	—
Emerging Markets	—	18,600,611	—	—	—	18,600,611
Risk Parity	—	—	—	—	—	—
Foreign Value	73,956,484	131,156,114	10,547,106	132,769	31,155,708	246,948,181
Foreign Value Small Cap	—	—	—	—	—	—

As a result of the passage of the Registered Investment Company Modification Act of 2010 (“the Act”), losses incurred in fiscal year ended March 31, 2012 and beyond retain their character as short-term or long-term and have no expiration date and are utilized before capital losses incurred prior to the Act.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012-2014, or expected to be taken in the Funds’ 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts (“REITs”), mark-to-market valuation on passive foreign investment companies (“PFICs”) held and foreign capital gains taxes accrued. The net tax appreciation/ (depreciation) in the table below includes unrealized tax gain/ (loss) on foreign currency and investments.

At September 30, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. Federal Income Tax purposes were as follows:
Portfolio	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain (Loss)
Small Cap	$79,988,436	$18,193,263	$(7,313,122)	$10,880,141
Quality	113,131,716	8,862,646	(5,341,791)	3,520,855
Emerging Markets	134,675,452	7,656,366	(29,768,978)	(22,112,612)
Risk Parity	44,588,900	2,028,884	(10,102,234)	(8,073,350)
Foreign Value	1,523,286,572	346,366,042	(308,606,927)	37,759,115
Foreign Value Small Cap	573,974,834	67,638,363	(81,365,490)	(13,727,127)

8. Transactions in Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:
	Six months ended September 30, 2015		Year ended March 31, 2015
	Shares	Dollars	Shares	Dollars
Small Cap
Ordinary Shares
Shares sold	58,355	$1,420,553	109,729	$2,808,732
Shares issued in reinvestment of distributions	—	—	397,572	8,989,103
Shares redeemed	(78,055)	(1,913,078)	(415,480)	(10,583,003)
Net Change	(19,700)	(492,525)	91,821	1,214,832

Institutional Shares
Shares sold	662	$18,790	18,517	$550,893
Shares issued in reinvestment of distributions	—	—	24,523	638,081
Shares redeemed	(930)	(25,120)	(223,385)	(6,143,296)
Net Change	(268)	(6,330)	(180,345)	(4,954,322)
Total Net Change For Fund		($498,855)		($3,739,490)

Quality
Ordinary Shares
Shares sold	70,467	$1,228,827	277,734	$5,134,061
Shares issued in reinvestment of distributions	—	—	757,281	12,798,053
Shares redeemed	(266,318)	(4,676,364)	(732,899)	(13,554,655)
Net Change	(195,851)	(3,447,537)	302,116	4,377,459

Institutional Shares
Shares sold	58,276	$1,086,568	148,555	$2,853,481
Shares issued in reinvestment of distributions	—	—	67,052	1,192,197
Shares redeemed	(129,712)	(2,426,837)	(136,264)	(2,613,458)
Net Change	(71,436)	(1,340,269)	79,343	1,432,220
Total Net Change For Fund		$(4,787,806)		$5,809,679

Emerging Markets
Ordinary Shares
Shares sold	172,589	$3,761,264	696,994	$16,001,383
Shares issued in reinvestment of distributions	—	—	80,040	1,682,436
Shares redeemed	(522,164)	(10,513,461)	(930,150)	(21,404,165)
Net Change	(349,575)	(6,752,197)	(153,116)	(3,720,346)

Institutional Shares
Shares sold	163,848	$3,407,297	141,485	$3,283,352
Shares issued in reinvestment of distributions	—	—	9,108	194,088
Shares redeemed	(54,306)	(1,180,140)	(276,047)	(6,394,033)
Net Change	109,542	2,227,157	(125,454)	(2,916,593)
Total Net Change For Fund		($4,525,040)		($6,636,939)

Risk Parity
Ordinary Shares
Shares sold	4,080	$40,236	102,031	$1,085,936
Shares issued in reinvestment of distributions	—	—	1,507	14,178
Shares redeemed	(600)	(5,048)	(6,654)	(71,860)
Net Change	3,480	35,188	96,884	1,028,254

Institutional Shares
Shares sold	354,557	$3,296,823	702,132	$7,433,763
Shares issued in reinvestment of distributions	—	—	43,794	413,852
Shares redeemed	(41)	(426)	(2,981)	(31,097)
Net Change	354,516	3,296,397	742,945	7,816,518
Total Net Change For Fund		$3,331,585		$8,844,772

Foreign Value
Ordinary Shares
Shares sold	8,234,762	$154,593,229	22,375,554	$419,354,345
Shares issued in reinvestment of distributions	—	—	621,405	10,613,597
Shares redeemed	(6,119,571)	(112,996,857)	(14,648,658)	(268,618,972)
Net Change	2,115,191	41,596,372	8,348,301	61,348,970

Institutional Shares
Shares sold	4,889,146	$91,107,331	9,701,021	$183,864,238
Shares issued in reinvestment of distributions	—	—	440,127	7,512,978
Shares redeemed	(859,371)	(15,818,352)	(7,741,117)	(142,332,358)
Net Change	4,029,775	75,288,979	2,400,031	49,044,858
Total Net Change For Fund		$116,885,351		$210,393,828

Foreign Value Small Cap
Ordinary Shares
Shares sold	12,077,502	$165,283,925	11,712,584	$154,429,715
Shares issued in reinvestment of distributions	—	—	150,797	1,881,952
Shares redeemed	(2,488,508)	(33,015,256)	(4,895,038)	(63,630,016)
Net Change	9,588,994	132,268,669	6,968,343	92,681,651

Institutional Shares
Shares sold	7,633,306	$103,986,461	13,245,895	$172,971,087
Shares issued in reinvestment of distributions	—	—	80,531	1,005,032
Shares redeemed	(3,111,672)	(40,432,178)	(1,942,393)	(25,001,133)
Net Change	4,521,634	63,554,283	11,384,033	148,974,986
Total Net Change for Fund		$195,822,952		$241,656,637

PEAR TREE FUNDS

INFORMATION FOR SHAREHOLDERS (unaudited)

Quarterly Portfolio Disclosure

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information). For a complete list of a fund’s portfolio holdings, you may also view the most recent monthly holdings report, semi-annual report or annual report on the Pear Tree Funds’ web site at www.peartreefunds.com.

Portfolio Proxy Voting Policies and Information

Information on the Funds’ proxy voting policies and on how the Pear Tree Funds voted proxies related to portfolio securities for the 12-month period ended June 30, 2015 is available without charge online at www.peartreefunds.com and at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.

Household Delivery of Fund Documents

With your consent, the Trust may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Fund’s transfer agent, by phone or in writing (see “For Account Information”). The mailing of separate proxy statements, prospectuses and shareholder reports will begin within 30 days after receiving your notice.

MANAGEMENT CONTRACT AND ADVISORY

CONTRACT APPROVAL (unaudited)

At an in-person meeting held on May 13, 2015, the Trustees, including the Independent Trustees, approved for an annual period the continuation of the Management Agreement and each sub-advisory agreement with respect to a Fund (collectively, the “Fund Advisory Agreements”).

In considering the Fund Advisory Agreements, the Trustees received in advance of and at the meeting a variety of materials relating to the Funds, the Manager, and the sub-advisers. Those materials included comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information of a benchmark index for each Fund, as well as other information provided by the Manager and each sub-adviser regarding (a) the nature, extent, and quality of services provided by the Manager and the sub-adviser under their respective Fund Advisory Agreements, and (b) the Manager’s revenues and costs of providing services to each Fund and any compensation paid to affiliates of the Manager. Particular focus was given to information concerning fund performance, comparability of fees and total expenses, and profitability.

The Trustees noted that the evaluation process with respect to the Manager and each sub-adviser has been an ongoing one. In this regard, the Trustees also took into account discussions with management and information provided to the Trustees at prior meetings with respect to the services provided by the Manager and the sub-advisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the sub-advisers with respect to the Funds. The Trustees also considered the nature, quality, and extent of non-advisory services, if any, to be provided to each Fund by the Manager’s affiliates, including distribution services. The Trustees also considered conditions and trends prevailing generally in the economy, the securities markets, and the industry.

In reaching their conclusions, the Trustees did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.

Throughout the process, the Trustees asked questions of and requested additional information from the Manager and sub-advisers. Throughout the process, the Independent Trustees were assisted by independent legal counsel. The Independent Trustees also received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Fund Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Fund Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager, the sub-advisers or Trust management were present.

Approval of Management Contract

Nature, Extent, and Quality of Services. Among the information received by the Trustees from the Manager relating to the nature, extent, and quality of services provided by the Manager to each Fund, the Trustees reviewed information provided by the Manager relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Manager’s compliance and regulatory history, including its Form ADV. The Trustees noted that on a regular basis they have received and reviewed information from the Trust’s Chief Compliance Officer regarding the Trust’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Trustees also considered the Manager’s risk management processes. The Trustees considered that the Manager is responsible for the management of the day-to-day operations of each Fund, including general supervision of and coordination of the services provided by the sub-advisor for such Fund, and is also responsible for monitoring and reviewing the activities of each sub-advisor and other third-party service providers. The Trustees also considered that the Manager that in the case of Quality Fund, the Manager is responsible for the selection of the target fund or funds, as well as the monitoring of changes in the target fund’s portfolio, and determining from time to time the specific securities to be purchased, sold, and held by the Quality Fund.

In considering the nature, extent, and quality of the services provided by the Manager, the Trustees also took into account their knowledge of the Manager’s management and the quality of the performance of the Manager’s duties, through Trustees’ meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust.

In the course of their deliberations regarding the Management Contract, the Trustees considered, among other things:

•
The skills and competency with which the Manager has in the past managed the Trust’s affairs and its sub-advisory relationships, the Manager’s oversight and monitoring of each sub-advisor’s investment performance and compliance programs, such as the Sub-adviser’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Manager’s timeliness in responding to performance issues;

•	The background, qualifications and skills of the Manager’s personnel;

•	The Manager’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

•	The Manager’s administrative capabilities, including its ability to supervise the other service providers for each Fund;

•	The financial condition of the Manager and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

•
The Manager’s reputation and experience in serving as an investment manager to the Trust and each Fund and the benefit to Fund shareholders of investing in funds that are part of a small but focused family of funds offering different types of investments.

The Trustees concluded that the Manager may reasonably be expected to continue to provide a high quality of services under the Management Contract with respect to each Fund.

Investment Performance. In considering each Fund’s performance, the Trustees noted that it reviews at its regularly scheduled meetings information about the Funds’ performance results. In connection with the consideration of the Management Agreement, the Trustees: (a) reviewed information prepared by management regarding each Fund’s performance; (b) considered the comparative performance of a benchmark; (c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data (such report included a Fund’s ranking within a smaller group of peer funds and a Fund’s ranking within broader groups, or universes, of funds; and (d) took into account the Manager’s analysis of each Fund’s performance and its plans and recommendations regarding the Funds’ sub-advisory arrangements generally.

The Trustees noted that for each of the most recent one-, three-, five-, and ten-year periods ended December 31, 2014:

•
Emerging Markets Fund was in the second quintile of its performance group and performance universe, except for the ten-year period, where Emerging Markets Fund was in the fourth quintile of its performance universe (there was no data provided with respect to its performance group for the 10-year period);

•
Foreign Value Fund was in the first quintile of each of its performance group and performance universe, except for the one-year period, where Foreign Value Fund was in the third quintile of its performance group and performance universe;

•	Foreign Value Small Cap Fund was in the first quintile of its performance universe (there was no data provided with respect to its performance group);

•
Quality Fund was in the first or fourth quintile of its performance group and third or fifth quintile of its performance universe over the most recent one-year and three-year periods, that is, those periods occurring after the time Quality Fund had changed its investment strategy and investment sub-adviser to the current strategy and sub-adviser; and

•
Risk Parity Fund was in fourth quintile of its performance group and third quintile of its performance universe, each over the most recent one-year period, that is, the period occurring after the time Risk Parity Fund was launched.

The Trustees took into account management’s discussion of specific Fund performance, including its discussion of the strategies used by Risk Parity Fund and the target portfolio of Quality Fund. Management noted, among other things, that those strategies were intended to out-perform their peers in certain market conditions, not necessarily to move in tandem with their peers, and thus, they are difficult to compare with their peers. The Trustees also took into account the fact that Small Cap Fund had recently replaced its sub-adviser, and thus, there was an insufficient performance record to evaluate Small Cap Fund’s current sub-adviser with respect to performance.

The Trustees concluded that, except as noted above, each Fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and Expenses. The Trustees reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, each Fund’s contractual and actual management fees and actual total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund. The Trustees considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within a broader group of funds.

The Trustees noted that at December 31, 2014:

•
Emerging Markets Fund’s contractual management fees were approximately equal to its peer group’s median, and its actual management fees and actual total expenses each were slightly higher than its peer group’s median;

•	Foreign Value Fund’s contractual management fees, actual management fees and actual total expenses each were higher than its peer group’s median;

•
Foreign Value Small Cap Fund’s contractual management fees and actual total expenses each were approximately equal to its peer group median, and its actual management fees were higher than its peer group’s median;

•	Quality Fund’s contractual management fees and actual total expenses each were higher than its peer group’s median, and its actual managements fees were approximately equal to its peer group’s median;

•
Risk Parity Fund’s contractual management fees were substantially lower than its peer group’s median, its actual management fees were lower than its peer group’s median, and its actual total expenses were higher than its peer group’s median; and

•
Small Cap Fund’s contractual management fees were approximately equal to its peer group’s median, and its actual management fees and actual total expenses each were higher than its peer group’s median.

The Trustees took into account management’s discussion of each Fund’s expenses. The Trustees noted, among other things, that the Manager had negotiated significant reductions in the Funds’ custody and other expenses, which had not taken effect at the time the third-party materials were prepared, and thus, were not reflected in the data provided to the Trustees. The Trustees also noted that the contractual management fee rate used to determine the management fee payable by Small Cap Fund also had recently been decreased and that that decrease also had not been in effect when the materials were prepared.

The Trustees have concluded that the management fees payable with respect to each Fund are reasonable.

Profitability/Indirect Benefits. In considering the costs of the services to be provided and the profits to be realized by the Manager and its affiliates from the Manager’s relationship with the Funds, the Trustees: (a) reviewed financial information of the Manager; (b) reviewed and considered an analysis presented by the Manager regarding the net profitability to the Manager and its affiliates with respect to each Fund; (c) received and reviewed profitability information with respect to the Pear Tree Funds complex as a whole; (d) received information with respect to the Manager’s allocation methodologies used in preparing the profitability data; (e) considered that the Manager also provides administrative services to each Fund pursuant to an administrative services agreement; (f) noted that the Funds’ distributor also receives Rule 12b-1 payments to support distribution of the Funds; (g) noted that the Manager also derives reputational and other indirect benefits from providing advisory services to the Funds; (h) noted that the sub-advisory fees for each Fund are paid by the Manager and are negotiated at arm’s length; and (i) considered that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as the Funds’ investment manager.

Based upon their review, the Trustees have concluded that the level of profitability, if any, of the Manager and its affiliates from their relationship with the Funds is reasonable and not excessive.

Economies of Scale. In considering the extent to which economies of scale would be realized as each Fund grows and whether a Fund’s fee levels reflect these economies of scale for the benefit of Fund shareholders, the Trustees: (a) considered that the Manager has agreed to continue to waive a portion of its management fee for Quality Fund or otherwise reimburse the expenses of Quality Fund; (b) took into account management’s discussion of each Fund’s advisory fee structure, and (c) considered the effect of each Fund’s growth in size on its performance and fees. The Trustees also noted that if Fund assets increase over time, each Fund may realize other economies of scale, such as lower fees for administration and legal services.

Approval of Sub-Advisory Agreements

In making its determination with respect to approval of each sub-advisory agreement, the Trustees reviewed: (a) information relating to each sub-adviser’s business, including current sub-advisory services to each Fund managed by the sub-adviser; (b) the historical and current performance of each Fund, and comparative performance information relating to a benchmark and, if applicable, comparable funds; (c) the sub-advisory fee for the Fund, including any breakpoints, and comparative fee information, where available, prepared by an independent third-party provider of mutual fund data; and (d) information relating to the nature and scope of any material relationships and their significance to the Manager and the applicable sub-adviser.

Nature, Extent, and Quality of Services. With respect to the services provided by each sub-adviser, the Trustees received information provided to the Trustees by the sub-adviser, including the sub-adviser’s Form ADV, as well as took into account information presented throughout the past year. The Trustees considered the sub-adviser’s current level of staffing and its overall resources, as well as received information relating to the sub-adviser’s compensation program. The Trustees reviewed the sub-adviser’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the sub-adviser’s investment and compliance personnel who provide services to each Fund managed by that sub-adviser. The Trustees also considered, among other things, the sub-adviser’s compliance program and any disciplinary history. The Trustees also considered the sub-adviser’s risk assessment and monitoring process. The Trustees reviewed the sub-adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Trustees noted that the Manager conducts regular, periodic reviews of each sub-adviser and its operations, including regarding investment processes and organizational and staffing matters. The Trustees also noted that the Trust’s Chief Compliance Officer conducts regular, periodic compliance reviews with each sub-adviser and presents reports to the Independent Trustees regarding the same, which reports include evaluating the regulatory compliance systems of each sub-adviser and procedures reasonably designed by it to assure compliance with the federal securities laws. The Trustees also took into account the financial condition of each sub-adviser.

The Trustees considered each sub-adviser’s investment process and philosophy with respect to each Fund that it sub-advises. The Trustees took into account that, other than the sub-adviser to Quality Fund, each sub-adviser’s responsibilities include the development and maintenance of an investment program for each Fund that it manages that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. (With respect to Quality Fund, the Trustees noted that the sub-adviser’s responsibilities are more limited, which is reflected in the fee payable to the sub-adviser.) The Trustees also received information with respect to the sub-adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Sub-Adviser Compensation. In considering the cost of services to be provided by each sub-adviser and the profitability to the sub-adviser of its relationship with each Fund managed by that sub-adviser, the Trustees noted that the fees under each sub-advisory agreement are paid by the Manager and not the Funds.

The Trustees also relied on the ability of the Manager to negotiate the sub-advisory agreement with each sub-adviser, none of which is affiliated with the Manager, and the fees thereunder are at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by a sub-adviser from its relationship with the Trust were not a material factor in the Trustees’ consideration of the sub-advisory agreements.

The Trustees also received information and took into account other potential conflicts of interest the Manager might have in connection with any sub-advisory agreement.

In addition, the Trustees considered other potential indirect benefits that each sub-adviser and its affiliates may receive from the sub-adviser’s relationship with the Funds, such as reputational benefits.

Sub-Advisory Fees. The Trustees considered that each Fund pays an investment management fee to the Manager and that, in turn, the Manager pays a sub-advisory fee to the Fund’s sub-adviser. The Trustees also took into account the sub-advisory fees paid by the Manager to each sub-adviser with respect to the Fund to fees charged by the Fund’s sub-adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Sub-Adviser Performance. As noted above, the Trustees considered each Fund’s performance as compared to the performance of the Fund’s peer group and its benchmark index and noted that the Trustees had reviewed information about each Fund’s performance results at their regularly scheduled meetings. The Trustees also noted the performance of other accounts managed by each sub-adviser using strategies similar to the strategy used by the sub-adviser to manage the assets of a Fund (other than with respect to Quality Fund, Risk Parity Fund, and Small Cap Fund, where the respective sub-adviser reported that it did not manage an account using a similar strategy). The Trustees noted the Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the sub-advisers. The Trustees were mindful of the Manager’s focus on each sub-adviser’s performance with respect to the Fund or Funds that they sub-advise.

The Trustees’ decision to approve each sub-advisory agreement was based on a number of determinations, including the following: (a) each sub-adviser has extensive experience and demonstrated skills as an investment adviser; (b) except as noted above, the performance of each Fund generally has been in line with or outperformed the historical performance of comparable funds and a benchmark, and each Fund’s overall performance is satisfactory; and (c) the sub-advisory fees relating to each Fund are reasonable in relation to the level and quality of services being provided.

* * *

Based on the Trustees’ evaluation of all factors that the Trustees deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, concluded that renewal of each Fund Advisory Agreement would be in the best interest of each Fund and its shareholders. Accordingly, the Trustees, and the Independent Trustees voting separately, have approved each Fund Advisory Agreement for an additional one-year period.

SERVICE PROVIDERS
Manager	Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Subadvisers
Columbia Partners, L.L.C., Investment Management,
5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815
PanAgora Asset Management, Inc., 470 Atlantic Avenue,
8th Floor, Boston, MA 02210
Polaris Capital Management, LLC, 121 High Street,
Boston, MA 02110

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Custodian	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111
Fund Accountant	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111
Transfer Agent	Pear Tree Institutional Services, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400 Philadelphia, PA 19103
Legal Counsel	Nutter, McClennen & Fish, Seaport West, 155 Seaport Boulevard, Boston, MA 02210
For Account Information
For Pear Tree Funds information, contact your financial adviser or, if you receive account statements directly from Pear Tree Funds, you can also call 1-800-326-2151. Telephone representatives are available from 8:30 a.m. to 4:30 p.m. Eastern Time. Or visit our website, www.peartreefunds.com

PEAR TREE®
FUNDS

55 Old Bedford Road
Suite 202
Lincoln MA 01773

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© 2015 U.S. Boston Capital Corporation
Distributor of the Pear Tree Funds
Member, FINRA/SIPC

ITEM 2.                  Code of Ethics

Not applicable for report period.

ITEM 3.                  Audit Committee Financial Expert

Not applicable for report period.

ITEM 4.                  Principal Accountant Fees and Services

Not applicable for report period.

ITEM 5.                 Audit Committee of Listed Registrants

                                Not applicable.

ITEM 6.                 Schedule of Investments

Not applicable.

ITEM 7.                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

ITEM 8.                 Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

                               Not applicable.

ITEM 10                Submission of Matters to a Vote of Security Holders

                                Not applicable.

ITEM 11.               Controls and Procedures

(a)     The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.               Exhibits

(a)              Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b)	Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pear Tree Funds

By /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date: November 15, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date:  November 15, 2015

By /s/ Leon Okurowski
Leon Okurowski, Treasurer

Date: November 15, 2015